File No. 33-63498

                         As filed on ^ February 26, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
                                                                             --
         Pre-Effective Amendment No.
         Post-Effective Amendment No.   ^ 6                                   X
                                     -----------                             --

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
                                                                             --
Amendment No.    ^ 7                                                          X
             -------------                                                   --


                        INVESCO INTERNATIONAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                  7800 E. Union Avenue, Denver, Colorado 80237
                    (Address of Principal Executive Offices)

                  P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)

       Registrant's Telephone Number, including Area Code: (303) 930-6300
                               Glen A. Payne, Esq.
                              7800 E. Union Avenue
                             Denver, Colorado 80237
                     (Name and Address of Agent for Service)
                                  ------------
                                   Copies to:
                             Ronald M. Feiman, Esq.
                             Gordon Altman Butowsky
                              Weitzen Shalov & Wein
                                 114 W. 47th St.
                            New York, New York 10036
                                  ------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.
It is proposed that this filing will become effective (check appropriate box)


         immediately upon filing pursuant to paragraph (b)
_X_      on March 1, ^ 1998, pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1)
         on February 25, 1998, pursuant  to  paragraph  (a)(1)
       ^ 75 days after filing pursuant to paragraph (a)(2) on _________________, pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following:

         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, ^ 1997, was filed on or about December ^ 19, 1997.


                                    Page 1 of 520
                        Exhibit index is located at page 160

 ^

                        INVESCO INTERNATIONAL FUNDS, INC.
                       -----------------------------------

                              CROSS-REFERENCE SHEET

Form N-1A
Item         Caption

Part A                                         Prospectus

             1.......................          Cover Page

             2.......................          Annual Fund Expenses

             3.......................          Not Applicable


             4.......................          Investment Objective and
                                               Policies; The Fund(s) and ^
                                               Its/Their Management

             5.......................          The Fund(s) and ^ Its/Their
                                               Management; Additional
                                               Information


             5A......................          Not Applicable


             6.......................          Services Provided by the Fund(s);
                                               Taxes, Dividends and Other
                                               Distributions; Additional
                                               Information

             7.......................          How Shares Can Be Purchased;
                                               Services Provided by the Fund(s)

             8.......................          Services Provided by the Fund(s);
                                               How to Redeem Shares


             9.......................          Not Applicable

Part B                                         Statement of Additional
                                               Information

             10.......................         Cover Page

             11.......................         Table of Contents

Form N-1A
Item         Caption

             12.......................         The Funds and Their Management

             13.......................         Investment Practices; Investment
                                               Policies and Restrictions

             14.......................         The Funds and Their Management

             15.......................         The Funds and Their Management

             16.......................         The Funds and Their Management

             17.......................         Investment Practices; Investment
                                               Policies and Restrictions

             18.......................         Additional Information

             19.......................         How Shares Can Be Purchased; How
                                               Shares Are Valued; Services
                                               Provided by the Funds;
                                               Tax-Deferred Retirement Plans;
                                               How to Redeem Shares

             20.......................         Dividends, Other Distributions
                                               and Taxes

             21.......................         How Shares Can Be Purchased

             22.......................         Calculation of Yield

             23.......................         Additional Information

Part C                                        Other Information

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
March 1, ^ 1998


                              INVESCO EUROPEAN FUND
                           INVESCO PACIFIC BASIN FUND

         INVESCO  EUROPEAN  FUND  seeks  to  achieve  capital   appreciation  by
investing principally in equity securities of companies domiciled in specified European countries.

         INVESCO PACIFIC BASIN FUND seeks to achieve capital appreciation by investing principally in equity securities of companies domiciled in specified Far Eastern or Western Pacific countries.


         Each  Fund is a  series  of  INVESCO  International  Funds,  Inc.  (the
"Company"), an open-end management investment company consisting of ^ four separate funds, each of which represents a separate portfolio of investments. This ^ Prospectus relates to shares of INVESCO European Fund and INVESCO Pacific Basin Fund (also sometimes jointly referred to as the "Funds"). ^ Separate Prospectuses are available upon request from INVESCO ^ Distributors, Inc. ("IDI") for the Company's ^ other funds, INVESCO International Growth Fund and INVESCO Emerging Markets Fund. Investors may purchase shares of any or all of the Funds. Additional funds may be offered in the future.

         Both Funds' investments may consist in part of securities that may be deemed to be speculative. ^ See "Investment Objectives and ^
Policies."

         This ^ Prospectus provides you with the basic information you should know before investing in either of the Funds. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Funds, dated March 1, ^ 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this ^ Prospectus. To obtain a free copy, write to INVESCO ^ Distributors, Inc., P. O. Box 173706, Denver, Colorado 80217-3706; ^ call 1-800-525-8085; or ^ visit our web site at http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ^


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ANNUAL FUND EXPENSES...........................................................6

FINANCIAL HIGHLIGHTS...........................................................8

PERFORMANCE DATA..............................................................12

INVESTMENT OBJECTIVES AND POLICIES............................................12

RISK FACTORS..................................................................16

THE FUNDS AND THEIR MANAGEMENT................................................18

HOW SHARES CAN BE PURCHASED...................................................21

SERVICES PROVIDED BY THE FUNDS................................................24

HOW TO REDEEM SHARES..........................................................27


TAXES, DIVIDENDS AND ^ OTHER DISTRIBUTIONS....................................29


ADDITIONAL INFORMATION........................................................31

ANNUAL FUND EXPENSES


         The Funds whose shares are offered through this ^ Prospectus are INVESCO European Fund and INVESCO Pacific Basin Fund. These Funds are 100% no-load; there are no fees to purchase, exchange or redeem shares^. Effective November 1 and December 1, 1997, respectively, the European Fund and the Pacific Basin Fund were authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of each Fund's average net assets each year. The 12b-1 fee is assessed against all shares but only with respect to new sales of shares, exchanges into the Funds and reinvestments of dividends and capital gain distibutions occurring on or after November 1, 1997 ("New Assets"). (See "How Shares Can Be Purchased - Distribution Expenses.") Lower expenses benefit Fund shareholders by increasing the Fund's total return.


Shareholder Transaction Expenses             European              Pacific Basin

Sales load "charge" on purchases                 None                       None
Sales load "charge" on reinvested
  dividends                                      None                       None
Redemption fees                                  None                       None
Exchange fees                                    None                       None

Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fee                                ^ 0.75%                      0.75%
12b-1 Fees ^(1)                                 0.25%                      0.25%
Other Expenses                                ^ 0.50%                      0.97%
  Transfer Agency ^ Fee(2)                       0.27%                     0.54%
  General Services, Administrative

    Services, Registration,

    ^ Postage(3)                                 0.23%                     0.43%
Total Fund Operating ^ Expenses(4)               1.50%                     1.97%

         ^(1) There were no 12b-1 fees for the period ending October 31, 1997. The 12b-1 fees for the period ending October 31, 1998 may be less than 0.25% of the New Assets.

         (2) Consists of the transfer agency fee described under "Additional Information - Transfer and Dividend Disbursing Agent."

         ^(3) Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and independent accountants, securities pricing services, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

         ^(4) It should be noted that the Funds' actual total operating expenses were lower than the figures shown because the Funds' custodian fees and transfer agency fees were reduced under ^ expense offset ^ arrangements. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods prior to the fiscal year ended October 31, ^ 1995. See "The Funds and Their Management."


Example


         A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming ^ a 5% annual return and (2) redemption at the end of each time period:


                              1 Year      3 Years       5 Years       10 Years
                              ------      -------       -------       --------


INVESCO European Fund          ^ $15          $48           $82           $180
INVESCO Pacific Basin Fund     ^ $20          $62          $107           $231

         The purpose of the foregoing table and Example is to assist investors in understanding the various costs and expenses that an investor in ^ a Fund will bear directly or indirectly. Such expenses are paid from the ^ Fund's assets. (See "The Funds and Their Management.") The Funds charge no sales ^ loads, redemption ^ fees or exchange ^ fees. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

         As a result of the 0.25% 12b-1 fee paid by each Fund, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

         The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with audited financial statements and the Report of Independent Accountants thereon appearing in the ^ Company's 1997 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO ^ Distributors, Inc. at the address or telephone number on the cover of this ^ Prospectus.



                               Year Ended October 31
                               -----------------------------------------------------------------------------------------------------

                               1997      1996      1995       1994      1993       1992       1991       1990      1989       1988 ^


                                                   European Fund
PER SHARE DATA
Net Asset Value -

   Beginning of Period         $15.85    $14.09    $12.95     $12.20    $10.14     $11.14     $11.04     $10.03    ^ $9.04    $7.98

                               -----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS

Net Investment Income            0.07      0.05      0.23       0.16      0.14       0.20       0.22       0.26       0.11     0.09^
Net Gains or (Losses) on

   Securities (Both Realized

   and Unrealized)               2.63      3.00      1.12       0.75      2.06      (1.00)      0.26       1.01       0.99     1.05^
                               -----------------------------------------------------------------------------------------------------
Total from Investment

   Operations                    2.70      3.05      1.35       0.91      2.20      (0.80)      0.48       1.27       1.10     1.14^

                               -----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net

   Investment Income             0.07      0.08      0.21       0.16      0.14       0.20       0.21       0.26       0.11     0.08^
Distributions from
   Capital Gains                 1.14      1.21      0.00       0.00      0.00       0.00       0.17       0.00       0.00     0.00^

                                 ---------------------------------------------------------------------------------------------------

Total Distributions              1.21      1.29      0.21       0.16      0.14       0.20       0.38       0.26       0.11     0.08^

                                 ---------------------------------------------------------------------------------------------------





Net Asset Value -

   End of Period               $17.34    $15.85    $14.09     $12.95    $12.20     $10.14     $11.14     $11.04     $10.03    $9.04^

                                ====================================================================================================


TOTAL RETURN                   18.07%    23.47%    10.42%      7.43%    21.78%     (7.22%)     4.34%     12.70%     12.12%   14.34%^


RATIOS
Net Assets - End of Period

   ($000 Omitted)            $324,819  $300,588  $224,200   $349,842  $270,544   $117,276    $74,497    $83,521    $10,910   $6,801^
Ratio of Expenses to Average
   Net Assets                  1.25%@    1.36%@    1.40%@      1.20%     1.28%      1.29%      1.43%      1.29%      1.78%    1.88%^
Ratio of Net Investment

   Income to Average

   Net Assets                   0.33%     0.37%     1.26%      1.28%     1.76%      2.23%      1.83%      3.38%      1.57%    1.08%^
Portfolio Turnover Rate           90%       91%       96%        70%       44%        87%        61%        20%       118%      75%^
Average Commission Rate
 Paid^^                       $0.0414   $0.0367         -          -         -          -          -          -          -        -^




@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

(For a Fund Share Outstanding Throughout Each Period)


                                     Year Ended October 31
                                     -----------------------------------------------------------------------------------------------

                                     1997      1996      1995      1994     1993<      1992       1991      1990      1989    1988 ^


                                     Pacific Basin Fund

PER SHARE DATA
Net Asset Value -

   Beginning of Period               $14.11    $13.83    $17.07    $15.11    $11.02    $13.19     $11.95    $14.24    $12.24 ^ $9.68

                                     -----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS

Net Investment Income (Loss)         (0.09)    (0.02)      0.06      0.04      0.04      0.07       0.11      0.05      0.02(0.02) ^
   Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                   (3.45)      0.51    (1.45)      2.28      4.09    (2.18)       1.23    (1.97)      2.00  2.58 ^

                                     -----------------------------------------------------------------------------------------------
Total from Investment

   Operations                        (3.54)      0.49    (1.39)      2.32      4.13    (2.11)       1.34    (1.92)      2.02  2.56 ^

                                     -----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net

   Investment ^ Income+                0.00      0.03      0.06      0.04      0.04      0.06       0.10      0.09      0.02  0.00 ^
Distributions from
   Capital Gains                       0.83      0.18      1.79      0.32      0.00      0.00       0.00      0.28      0.00  0.00 ^

                                       ---------------------------------------------------------------------------------------------

Total Distributions                    0.83      0.21      1.85      0.36      0.04      0.06       0.10      0.37      0.02  0.00 ^

                                      ----------------------------------------------------------------------------------------------
Net Asset Value -

   End of Period                      $9.74    $14.11    $13.83    $17.07    $15.11    $11.02     $13.19    $11.95    $14.24 $12.24^

                                      ==============================================================================================


TOTAL RETURN                        (26.65%)    3.55%   (8.31%)    15.63%    37.51%  (16.03%)     11.27%  (13.47%)    16.54% 26.36%^


RATIOS





Net Assets - End of Period

   ($000 Omitted)                   $63,943  $149,870  $154,374  $352,888  $299,192   $26,488    $27,683   $16,871   $23,642$28,364^
Ratio of Expenses to
   Average Net Assets                1.72%@    1.60%@    1.52%@     1.24%     1.22%     1.78%      1.87%     1.79%     1.62%  1.62%^
Ratio of Net Investment

   Income (Loss) to

   Average Net Assets               (0.44%)   (0.04%)     0.37%     0.28%     0.63%     0.66%      0.99%     0.36%     0.13%(0.12%)^
Portfolio Turnover Rate                 86%       70%       56%       70%       30%      123%        89%       93%       86%    69%^
Average Commission Rate
   Paid^                          ^ $0.0093   $0.0148         -         -         -         -          -         -        -       -^



< The per share information was computed based on weighted average shares.


+ Distributions in excess of net investment income for the year ended October 31, 1997 and 1996 aggregated less than $0.01 on a per share basis.


@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

PERFORMANCE DATA


         From time to time, the Funds advertise their total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. The "total return" of a Fund refers to the annual rate of return of an investment in the Fund. Total return is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. Periods of one year, five years and ten years or life of the Fund are used if available. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Any ^ given report of total return performance should not be considered as representative of future performance. The Funds charge no sales load, redemption fee or exchange fee which would affect the total return computation.

         In conjunction with performance reports and/or analyses of shareholder service for the Funds, comparative data between the Funds' performance for a given period and the performance of recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's ^, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons, which may be used by the Funds in performance reports, will be drawn from the "European Region Funds," in the case of INVESCO European Fund, and "Pacific Region Funds," in the case of INVESCO Pacific Basin Fund, Lipper mutual fund groupings, in addition to the broad-based Lipper general fund groupings.


INVESTMENT OBJECTIVES AND POLICIES


         The Company consists of ^ four separate portfolios of investments, each represented by a different class of the Company's common stock. This ^ Prospectus relates to the INVESCO European Fund and INVESCO Pacific Basin Fund; ^ separate ^ prospectuses for the INVESCO International Growth Fund ^ and the INVESCO Emerging Markets Fund are available.

         The investment objective of the INVESCO European and Pacific Basin Funds is to seek capital appreciation. Each Fund invests primarily in the equity securities (common stocks and securities convertible into common stocks, including convertible debt obligations and convertible preferred stock) of companies domiciled in a particular geographic region, which may be either established, well-capitalized companies or newly-formed, small-cap companies. The Funds have not established any minimum investment standards, such as an issuer's asset level, earnings history, type of industry, dividend payment history, etc., with respect to the Funds' investments in foreign equity securities and, therefore, investors in the Funds should consider that investments may consist in part of securities which may be deemed to be speculative.

         INVESCO European Fund. Under normal conditions, at least 80% of the total assets of INVESCO European Fund are invested in the equity securities of companies domiciled in the following European countries: England, France, Germany, Belgium, Italy, the Netherlands, Switzerland, Denmark, Sweden, Norway, Finland and Spain. The economies of these countries may vary widely in their condition and may be subject to sudden changes that could have a positive or negative impact on the Fund. The securities in which the Fund invests typically will be listed on the principal stock exchanges in such countries but also may be traded on regional stock exchanges or on the over-the-counter market in these countries. There are no limitations on the percentage of the Fund's assets which may be invested in companies domiciled in any one country.

         INVESCO Pacific Basin Fund. Under normal conditions, at least 80% of the total assets of INVESCO Pacific Basin Fund are invested in the equity securities of companies domiciled in the following Far Eastern or Western Pacific countries: Japan, Australia, Hong Kong, Malaysia, Singapore and the Philippines. The economies of these countries may vary widely in their condition and may be subject to sudden changes that could have a positive or negative impact on the Fund. The equity securities in which the Fund invests typically will be listed on the principal stock exchanges in such countries but also may be traded on regional stock exchanges or on the over-the-counter market in these countries. While it is anticipated that substantial investments will be made in companies domiciled in Japan, there are no limitations on the percentage of the Fund's assets which may be invested in companies domiciled in any one Far Eastern or Western Pacific country.


         The balance of each Fund's total assets may be held as cash or invested in any securities or other instruments deemed appropriate at the time of investment by the Funds' investment adviser and sub-adviser (collectively, "Fund Management"), consistent with the ^ Fund's investment policies and restrictions. These investments include debt securities issued by companies domiciled in the

Funds' respective geographic sectors, and debt or equity securities issued by companies domiciled outside the Funds' respective geographic sectors. Such debt securities either will be investment grade (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ^, a division of The McGraw-Hill Companies, Inc. ("S&P")) or, if unrated, will have been determined by Fund Management to be of investment grade quality. The Funds are not required to dispose of debt securities whose ratings are down-graded below investment grade. Such equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies and may be traded on national or regional stock exchanges or in the over-the-counter market. This portion of each Fund's assets also may be invested in short-term debt obligations maturing no later than one year from the date of purchase, which are determined by Fund Management to be of high quality. Investments in high-quality, short-term debt securities will consist of U.S. government and agency securities, domestic bank certificates of deposit, commercial paper rated A-2 or higher by S&P or P-2 or higher by Moody's, and repurchase agreements with banks and securities dealers. In addition, each Fund may hold cash or invest temporarily in such short-term securities in an amount up to 100% of its total assets as a temporary defensive measure if Fund Management determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. While a Fund is in a defensive position, the opportunity to achieve capital growth will be limited and, to the extent that this assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments. There can be no assurance that ^ a Fund will be able to achieve ^ its investment objective.

         The investment objective of each Fund and its investment policies, ^ where indicated ^, are deemed to be fundamental policies and thus may not be changed without prior approval by the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). In addition, each Fund is subject to certain investment restrictions which are ^ identified as fundamental in the Statement of Additional Information and which may not be altered without similar approval of the Fund's shareholders. One of those restrictions limits each Fund's borrowing of money to borrowings from banks for temporary or emergency purposes (but not for investment) in an amount not to exceed 10% of net assets of the Fund.

         Repurchase Agreements. Investments in short-term securities may include repurchase agreements. The Funds may enter into repurchase agreements with respect to debt instruments eligible for investment by the Funds^ with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers, which are deemed creditworthy. A repurchase agreement, which may be considered a "loan" under the 1940 Act, is a means of investing monies for a short period. In a repurchase agreement, a Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) subject to resale to the seller at an agreed-upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, a Fund could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Funds' custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. A Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 10% of its total assets would be invested in such repurchase agreements and other illiquid securities. The Funds have not adopted any limit on the amount of their total assets that may be invested in repurchase agreements maturing in seven days or less.


         Securities Lending. The Funds also may lend their securities to qualified brokers, dealers, banks or other financial institutions. This practice permits ^ a Fund to earn income which, in turn, can be invested in additional securities to pursue the Funds' investment objectives. Loans of securities by ^ a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Funds monitor the creditworthiness of borrowers in order to minimize such risks. ^ A Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of ^ the Fund's net assets (taken at market value).

         Country Funds. The Funds may invest in companies domiciled in certain countries by purchasing common shares of closed-end investment companies organized to invest in the securities markets of particular countries (so-called "country funds"). They may do so, however, only where it is not possible for non-residents to make direct investments in securities of companies in those countries and where the investment objective of the country fund is consistent with the Funds' objective of seeking capital appreciation. The Funds may not purchase shares of a country fund if (a) such a purchase would cause a Fund to own more than 3% of the total outstanding voting stock of a particular country fund, or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in a particular country fund or more than 10% of its total assets invested in the securities of other investment companies. Investment in certain country funds may involve the payment of substantial premiums above the value of such country funds' portfolio securities. Investing in shares of such country funds presents the additional risk that the market price of the funds' shares may fall below the funds' net asset values (i.e., that the country funds will trade at a discount from their net asset values). The Funds do not intend to invest in country funds which are trading at a premium unless, in the judgment of Fund Management, the potential benefits of such investments justify the payment of the applicable premiums. To the extent the Funds invest in country funds, the investment return will be reduced by the operating expenses of such funds, including fees paid to the investment managers of those funds, resulting in duplication of advisory fees paid on any Fund assets invested in country funds. At such time as direct investment in a country is allowed, the Funds will invest directly in securities of companies domiciled in such country.


RISK FACTORS

         Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in either of the Funds. The Funds' policies regarding investments in foreign securities and foreign currencies are not fundamental and may be changed by vote of the Company's board of directors.


         Foreign Securities. The Funds may invest in foreign securities and may do so without limitation on the percentage of assets which may be so invested. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign ^ currency, returns ^ for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.


         Other aspects of international investing to consider include:

         -less publicly available information than is generally available about U.S. issuers;

         -differences in accounting, auditing and financial reporting standards;

         -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

         -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility;

         -less government regulation of stock exchanges, brokers and listed companies abroad than in the United States; and

         -investments in certain countries may be subject to foreign withholding
taxes,   which  may  reduce   dividend   income  or  capital  gains  payable  to
shareholders.

         There  is  also  the  possibility  of   expropriation  or  confiscatory
taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of the Funds experiencing difficulties in pursuing legal remedies and collecting judgments.

         When the Funds invest in foreign securities, such securities are usually denominated in foreign currency and the Funds may temporarily hold funds in foreign currencies. Thus, the Funds' share values are affected by changes in currency exchange rates. Because the Funds' assets will be invested in foreign securities and because substantially all revenues will be received in foreign currencies, the dollar equivalent of the Funds' net assets and distributions would be adversely affected by a reduction in the value of the foreign currency relative to the United States dollar. The Funds will pay dividends in dollars and in such event will incur currency conversion costs.

         Forward Foreign Currency Contracts. The Funds may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Funds hold foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed-upon rate. Although the Funds have not adopted any limitations on their ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Funds do not attempt to hedge all of their foreign investment positions and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Funds will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Funds not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Funds' limitation on investing in illiquid securities, discussed below. For additional information regarding forward foreign currency contracts, see the Company's Statement of Additional Information.


^

         Illiquid and Rule 144A Securities. The Funds are authorized to invest in securities which are illiquid becuase they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. However, a Fund will not purchase any such security if the purchase would cause the Fund to invest more than 10% of its total assets, measures at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration.

         The securities that may be purchased subject to the foregoing restriction include restricted securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities"). The liquidity of a Fund's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Company's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. For more information concerning Rule 144A Securities, see the Statement of Additional Information.

         Portfolio Turnover. There are no fixed limitations regarding portfolio turnover. Although the Funds do not trade for short-term profits, securities may be sold without regard to the time they have been held in a Fund when, in the opinion of Fund Management, investment considerations warrant such action. As a result, under certain market conditions, the portfolio turnover rate for each Fund may exceed 100% and may be higher than that of other investment companies seeking capital appreciation. Increased portfolio turnover would cause a Fund to incur greater brokerage costs than would otherwise be the case and may result in the acceleration of capital gains that are taxable when distributed to shareholders. The Funds' portfolio turnover rates are set forth under "Financial Highlights" and, along with the Company's brokerage allocation policies, are discussed in the Statement of Additional Information.

THE FUNDS AND THEIR MANAGEMENT

         The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. It was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company assumed all of the assets and liabilities of the Funds' predecessor portfolios, the European Portfolio and Pacific Basin Portfolio of Financial Strategic Portfolios, Inc., which was incorporated under the laws of Maryland on August 10, 1983. All financial and other information about the Funds for periods prior to July 1, 1993, relates to such former portfolios. On July 1, 1993, the Company also assumed, through its INVESCO International Growth Fund, all of the assets and liabilities of that fund's predecessor, the Financial International Growth Fund of Financial Series Trust, a Massachusetts business trust organized on July 15, 1987. The overall supervision of each Fund is the responsibility of the Company's board of directors.

         ^ INVESCO Funds Group, Inc. ^("IFG"), 7800 E. Union Avenue, Denver, Colorado, serves as the Company's investment adviser pursuant to an investment advisory agreement with the Company. Under this agreement, ^ IFG is primarily responsible for providing the Funds with various administrative services and supervising the Funds' daily business affairs. These services are subject to review by the Company's board of directors.

^

         Pursuant to an agreement with IFG, INVESCO^ Asset Management Limited ("IAML") serves as the sub-adviser to INVESCO European Fund and INVESCO Pacific Basin Fund. In that capacity, IAML has the primary responsibility, under the supervision of ^ IFG, for providing portfolio management services to the Funds. ^ IAML also acts as sub-adviser to the INVESCO International Growth Fund, the INVESCO European Small Company Fund and the INVESCO Latin American Growth Fund. Although the Funds are not parties to the sub-advisory agreement, that agreement has been approved by the shareholders of the Funds.




         Under a Distribution Agreement effective September 30, 1997, INVESCO Distributors, Inc. ("IDI") became the Funds' distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by IFG. Prior to September 30, 1997, IFG served as the Funds' distributor.

         IFG, IAML and IDI are indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. IFG and IAML continue to operate under their existing names. AMVESCAP PLC has approximately $192.2 billion in assets under management. IFG was established in 1932 and, as of October 31, 1997, managed 14 mutual funds, consisting of 45 separate portfolios, with combined assets of approximately $16.3 billion on behalf of 851,389 shareholders.

         Each Fund is managed by a team of portfolio managers. A senior investment policy group determines the country-by-country allocation of each Fund's assets, overall stock selection methodology and the ongoing implementation and risk control policies applicable to each Fund's portfolio. Individual country specialists are responsible for managing security selection for their assigned country's share of the allocation within the parameters established by the investment policy group.

         Each Fund pays ^ IFG a monthly advisory fee which is based upon a percentage of the average net assets of the Fund, determined daily. The maximum advisory fee payable under the agreement is computed at the annual rate of 0.75% on the first $350 million of the average net assets of a Fund; 0.65% on the next $350 million of a Fund's average net assets; and 0.55% on a Fund's average net assets in excess of $700 million. For the fiscal year ended October 31, ^ 1997, the Funds paid fees equal to the following ^ percentages of their net assets ^:
INVESCO European Fund, ^ 0.74%; INVESCO Pacific Basin Fund, 0.75%.

         Out of the advisory fees which it receives from the Funds, ^ IFG pays IAML, as sub-adviser to these Funds, a monthly fee with respect to each Fund computed at the following annual rates: prior to January 1, 1998, 0.45% on the first $350 million of a Fund's average net assets^, 0.40% on the next $350 million of a Fund's average net assets^, and 0.35% on a Fund's average net assets in excess of $700 million and effective January 1, 1998, 0.25% on the first $350 million of a Fund's average net assets, 0.2167% on the next $350 million of a Fund's average net assets and 0.1833% on a Fund's average net assets in excess of $700 million. No fee is paid by either Fund to IAML.

         The Company also has entered into an Administrative Services Agreement dated February 28, 1997 (the "Administrative Agreement"), with ^ IFG. Pursuant to the Administrative Agreement, ^ IFG performs certain administrative, recordkeeping and internal sub-accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports, and providing sub-accounting and recordkeeping services for shareholder accounts in the Funds maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, each Fund pays ^ IFG a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of the Fund. ^ IFG also is paid a fee by the Company for providing transfer agent services. See "Additional Information."




         Each Fund's expenses, which are accrued daily, are deducted from its total income before dividends are paid. Total expenses of the Funds (prior to any expense offset ^ arrangements), including investment advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), as a percentage of their average net assets for the fiscal year ended October 31, ^ 1997, were ^ 1.25% for INVESCO European Fund and ^ 1.72% for INVESCO Pacific Basin Fund. Out of this fee, IFG paid an amount equal to the following percentage of each Fund's average net assets to IAML: INVESCO European Fund 0.45% and INVESCO Pacific Basin Fund 0.45%.

         Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon its evaluation of ^ such broker-dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How Shares Can Be Purchased -Distribution Expenses," the Company may market shares of the Funds through intermediary brokers or dealers that have entered into Dealer Agreements with IDI as the Funds' distributor. The Funds may place orders for portfolio transactions with qualified broker-dealers that recommend the Funds to clients, or sell shares of the Funds to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms.


         Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to compliance policies governing personal investing. These policies require Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Funds or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

HOW SHARES CAN BE PURCHASED


         Shares of each Fund are sold on a continuous basis by ^ IDI, as the Funds' distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of a Fund. To purchase shares of one or both of the Funds, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:


                            INVESCO FUNDS GROUP, INC.
                             Post Office Box 173706
                           Denver, Colorado 80217-3706

         PURCHASE ORDERS MUST SPECIFY THE FUND IN WHICH THE INVESTMENT IS TO BE MADE.


         The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest or direct payroll purchase account, as described below in the ^ Prospectus section entitled "Services Provided by the Funds," may open an account without making any initial investment if they agree to make minimum ^ purchases of $50; (2) those shareholders investing in an Individual Retirement Account ("IRA"), or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required, may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Funds under a federal income tax-sheltered retirement plan (other than an IRA) or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to increase, reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, does not apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and thus is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new fund account, including those made using the exchange privilege, must meet the fund's applicable minimum investment requirement.

         The purchase of Fund shares can be expedited by placing bank wire, overnight courier or telephone orders. Overnight courier orders must meet the above minimum investment requirements. In no case can a bank wire order or a telephone order be in an amount less than $1,000. For further information, the purchaser may call the Company's office by using the telephone number on the cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO ^ Funds Group, Inc., at 7800 E. Union Avenue, Denver, Colorado 80237.

         Orders to purchase shares of either Fund can be placed by telephone. Shares will be issued at the net asset value next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the Company within three business days or the transaction may be cancelled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. ^ IFG has agreed to indemnify the Funds for any losses resulting from the cancellation of telephone purchases.

         If your check does not clear, or if a telephone purchase must be cancelled due to non-payment, you will be responsible for any related loss the Company or ^ IFG incurs. If you are already a shareholder in the INVESCO funds, the Company, on behalf of the Funds, has the option to redeem shares from any identically registered account in the Company or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

         Persons who invest in the Funds through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction, if the broker so elects. Any investor may deal directly with the Funds in any transaction. In that event, there is no such charge. ^ IDI or IFG may from time to time make payments from ^ their revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Funds.


         Each Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of Fund Management, such rejection is in the best interest of the Fund.


         Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange ^(generally 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for each Fund is calculated by dividing the market value of all of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of that Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of directors. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Company's board of directors believes that such value represents fair value.

Distribution Expenses. Each Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan applies to New Assets (new sales of shares, exchanges into each Fund and reinvestments of dividends and capital gains distributions) of the Fund after November 1, 1997 for the European Fund and after December 1, 1997 for the Pacific Basin Fund. Under this Plan, monthly payments may be made by each Fund to IDI to permit IDI, at its discretion,  to  engage in  certain  activities  and  provide  certain  services approved by the board of directors of the Company in connection with the distribution of each Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in each Fund) to securities dealers and other financial institutions and organizations, which may include IFG and IDI affiliated companies, to obtain various distribution-related and/or administrative services for each Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to each Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.

         In  addition,   other  permissible   activities  and  services  include
advertising, the preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors, and such other services and promotional activities for the Funds as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of IFG, IDI or their affiliates or by third parties.

         Under the Plan, the Company's payments to IDI on behalf of each Fund are limited to an amount computed at an annual rate of 0.25% of each Fund's New Assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of IFG or IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Funds. Payments by each Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Funds under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from its revenues to securities dealers, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Funds. No further payments will be made by the Funds under the Plan in the event of the Plan's termination. Payments made by the Funds may not be used to finance directly the distribution of shares of any other Fund of the Company or other mutual funds advised by IFG or distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of a Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by IFG. Subject to review by the Funds' directors, payments made by each Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distributions which may result from IDI's use of its own resources, including profits from investment advisory fees received from a Fund, providing that such fees are legitimate and not excessive. For more information, see "How Shares Can Be Purchased - Distribution Plan" in the Statement of Additional Information.


SERVICES PROVIDED BY THE FUNDS


         Shareholder Accounts. ^ IFG maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific request. Because certificates must be carefully safeguarded and must be surrendered in order to exchange or redeem Fund shares, most shareholders do not request share certificates in order to facilitate such transactions. Each shareholder is sent a detailed confirmation for each transaction in shares of the Funds. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call the Funds' office by using the telephone number on the cover of this Prospectus.

         Reinvestment of Distributions. Dividends and other distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share of that Fund in effect on the ex-dividend or ex-distribution date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no-load mutual funds advised by IFG and distributed by ^ IDI, or to receive payment of all dividends and other distributions in excess of ten dollars by check by giving written notice to ^ IFG at least two weeks prior to the ^ record date on which the change is to take effect. Further information concerning these options can be obtained by contacting ^ IFG.

         Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by ^ IFG having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which withdrawals will be made. Under the Periodic Withdrawal Plan, ^ IFG, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by ^ IFG at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting ^ IFG.

         Exchange ^ Policy. Shares of either Fund may be exchanged for shares of any other fund of the Company, as well as for shares of any of the following other no-load mutual funds, which are also advised by IFG and distributed by ^ IDI, on the basis of their respective net asset values at the time of the exchange: INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc.^, INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc. and INVESCO Value Trust.

         An exchange involves the redemption of shares in a Fund and investment of the redemption proceeds in shares of another fund of the Company or in one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to ^ IFG, using the telephone number or address on the cover of this ^ Prospectus. Exchanges made by telephone must be in an amount of at least $250 if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.

         The ^ option to exchange Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the New Account Application or a Telephone Transaction Authorization Form or otherwise utilizing the telephone exchange ^ option, the investor has agreed that the Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Funds employ procedures, which they believe are reasonable, designed to confirm that exchange instructions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if a Fund fails to follow these or other reasonable procedures, the Fund may be liable.


         In order to prevent abuse of this ^ policy to the disadvantage of other shareholders, the Funds reserve the right to terminate the exchange ^ option of any shareholder who requests more than four exchanges a year. The Funds will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange ^ policy also may be modified or terminated at any time. Except for those limited instances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications or termination of the exchange ^ policy will be given at least 60 days prior to the date of termination or the effective date of the modification.

         Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences, and should be aware that the exchange privilege may only be available in those states where exchanges may legally be made, which will require that the shares being acquired are registered for sale in the shareholder's state of residence. Shareholders interested in exercising the exchange ^ option may contact ^ IFG for information concerning their particular exchanges.

         Automatic Monthly Exchange. Shareholders who have accounts in one or more of the mutual funds distributed by ^ IDI may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange ^ Policy" on a monthly basis. The minimum monthly exchange in this program is $50.00. This automatic exchange program can be changed by the shareholder at any time by notifying ^ IFG at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting ^ IFG.

         EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by ^ contacting IFG at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting ^ IFG.


         Direct  Payroll  Purchase.   Shareholders  may  elect  to  have  their
employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder, by notifying the employer. Further information regarding this service can be obtained by contacting ^ IFG.

         Tax-Deferred Retirement Plans. Shares of either Fund may be purchased for self-employed individual retirement plans, various IRAs, simplified employee pension plans and corporate retirement plans. In addition, shares can be used to fund tax-qualified plans established under Section 403(b) of the Internal Revenue Code of 1986 by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.

         Prototype forms for the establishment of these various plans including, where applicable, disclosure statements required by the Internal Revenue Service, are available from ^ IFG. INVESCO Trust Company, a subsidiary of ^ IFG, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call ^ IFG at the telephone number listed on the cover of this ^ Prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.


HOW TO REDEEM SHARES

         Shares of either Fund may be redeemed at any time at their net asset value next determined after a request in proper form is received at the Funds' office. (See "How Shares Can Be Purchased.") Net asset value per share at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.


         If the shares to be redeemed are represented by stock certificates, a written request for redemption signed by the registered shareholder(s) and the certificates must be forwarded to INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc. at 7800 E. Union Avenue, Denver, Colorado 80237. If no certificates have been issued, a written redemption request signed by each registered owner of the account may be submitted to ^ IFG at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for ^ specific information. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker-dealers may differ from those applicable to other shareholders.

         BE CAREFUL TO SPECIFY THE ACCOUNT FROM WHICH THE REDEMPTION IS TO BE MADE. SHAREHOLDERS HAVE A SEPARATE ACCOUNT FOR EACH FUND IN WHICH THEY INVEST.

         Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).


         If a shareholder participates in EasiVest, the Funds' automatic monthly investment program, and redeems all of the shares in a Fund account, ^ IFG will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.


         Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Company reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.


         Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250) held in accounts maintained in their name by telephoning redemption instructions to ^ IFG, using the telephone number on the cover of this ^ Prospectus. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder's Fund account, or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Funds charge no fee for effecting such telephone redemptions. Unless Fund Management permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. ^ These telephone redemption privileges may be modified or terminated in the future at the discretion of Fund Management.

         For federal income tax-deferred retirement plans sponsored by INVESCO Trust Company, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Shareholders should understand that, while the Funds will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they r may encounte difficulty in placing a telephone redemption request, and (b) processing telephone redemptions may require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

         The privilege of redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a New Account Application or a Telephone Transaction Authorization Form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Funds employ procedures, which they believe are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if a Fund fails to follow these or other reasonable procedures, the Fund may be liable.


TAXES, DIVIDENDS AND ^ OTHER DISTRIBUTIONS

         Taxes. Each Fund intends to distribute to shareholders ^ all of its net investment income, net capital gains and net gains from foreign currency transactions, if any^. Distribution of substantially all net investment income to shareholders allows each Fund to maintain its tax status as a regulated investment company. ^ Due to their tax status as regulated investment companies, the Funds do not expect to pay any federal income or excise taxes.

         ^ Shareholders must include all dividends and ^ other distributions in taxable income for federal, state and local income tax purposes unless shareholders are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically invested in shares of a Fund or another fund in the INVESCO group.

         Net realized capital gains of a Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. The Taxpayer Relief Act of 1997 (the "Tax Act"), enacted in August 1997, changed the taxation of long-term capital gains by applying different capital gains rates depending on the taxpayer's holding period and marginal rate of federal income tax. Long-term gains realized on the sale of securities held for more than one year but not for more than 18 months are taxable at a rate of 28%. This category of long-term gains is often referred to as "mid-term" gains but is technically termed "28% rate gains." Long-term gains realized on the sale of securities held for more than 18 months are taxable at a rate of 20%. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of the Tax Act on distributions by the Funds of net capital gain.

         Shareholders may realize capital gains or losses when they sell their shares at more or less than the price originally paid. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

         Each Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund ^.

         ^ Individual and other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital ^ gains and other distributions and redemption proceeds. ^ You can avoid backup withholding on ^ your account by ensuring that ^ we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.^

         ^ We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions and Taxes" in the Statement of Additional Information.

         Dividends  and Other  Distributions.  The Funds  earn  ordinary  or net investment income in the form of ^ interest and dividends on investments. Dividends paid by a Fund will be based solely on the income earned by it. The Funds' policy is to distribute ^ all of this income, less ^ expenses, to shareholders ^ on an annual basis, at the discretion of the Company's board of directors. Dividends are automatically reinvested in additional shares of a Fund, unless cash distributions are requested, at the net asset value on the ex-dividend date.

         In addition, each Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains, if any, realized on foreign currency transactions, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund, unless cash distributions are requested, at the net asset value on the ex-dividend date.

         Dividends and other ^ distributions are paid to shareholders who hold shares on the record date of the distribution regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the ^ ex-dividend or ex-distribution ^ date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying full purchase price, a portion of which is then returned in the form of a taxable distribution.


^


ADDITIONAL INFORMATION

         Voting Rights. All shares of the Company's funds have equal voting rights. When shareholders are entitled to vote upon a matter, each shareholder is entitled to one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all funds of the Company voting together. In other cases, such as voting upon the investment advisory contract for the individual funds, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.


         Shareholder Inquiries. All inquiries regarding the Funds should be directed to the Funds at the telephone number or mailing address set forth on the cover page of this ^ Prospectus.

         Transfer and Dividend Disbursing Agent. INVESCO Funds Group, Inc., 7800
E. Union Ave., Denver, Colorado 80237, also acts as registrar, transfer agent and dividend disbursing agent for each Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account ^. The transfer agency fee is not charged to each shareholder's or participant's account but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of ^ IFG, may provide sub-transfer agency or recordkeeping services to the ^ Funds which reduce or eliminate the need for identical services to be provided ^ on behalf of a Fund by IFG. In such cases, ^ IFG may pay the third party an annual sub-transfer agency or ^ recordkeeping fee out of the transfer agency fee which is paid to ^ IFG by the ^ Funds.

                                        PROSPECTUS
                                        March 1, 1998


                                        INVESCO EUROPEAN FUND
                                        INVESCO PACIFIC BASIN FUND

                                        Two  no-load  mutual  funds seeking
                                        capital appreciation through
                                        investments  in  designated
                                        geographical sectors


^ INVESCO FUNDS

INVESCO Distributors, Inc.
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

^ In Denver, visit one of our
convenient Investor Centers:


Cherry Creek,
155-B Fillmore Street;
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

In addition, all documents filed by the Company with the Securities and Exchange Commission can be located on a web site maintained by the Commission at http://www.sec.gov.

PROSPECTUS
March 1, ^ 1998


                        INVESCO INTERNATIONAL GROWTH FUND

         INVESCO INTERNATIONAL GROWTH FUND (the "Fund") seeks to achieve a high total return through capital appreciation and current income by investing substantially all of its assets in foreign securities. This Fund invests principally in equity securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of management have their principal business activities outside of the United States. In determining whether an issuer's principal activities are outside of the United States, consideration is given to such factors as the location of the issuer's assets, personnel, sales and earnings. The Fund's investments may consist in part of securities which may be deemed to be speculative. (See "Investment Objective and Policies.")


         The Fund is a series of INVESCO International Funds, Inc. (the "Company"), an open ^-end management investment company consisting of ^ four separate funds, each of which represents a separate portfolio of investments. This ^ Prospectus relates to shares of ^ the International Growth Fund. ^ Separate Prospectuses are available upon request from INVESCO ^ Distributors, Inc. ("IDI") for the Company's other funds, INVESCO European Fund ^, INVESCO Pacific Basin Fund and INVESCO Emerging Markets Fund. Additional funds may be offered in the future.

         This ^ Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated March 1, ^ 1998, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this ^ Prospectus. To obtain a free copy, write to INVESCO ^ Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217 ^-3706; call 1-800-525-8085; or visit our web site at: http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ^


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ANNUAL FUND EXPENSES..........................................................35

FINANCIAL HIGHLIGHTS..........................................................37

PERFORMANCE DATA..............................................................39

INVESTMENT OBJECTIVE AND POLICIES.............................................39

RISK FACTORS..................................................................42

THE FUND AND ITS MANAGEMENT...................................................45

HOW SHARES CAN BE PURCHASED...................................................48

SERVICES PROVIDED BY THE FUND.................................................51

HOW TO REDEEM SHARES..........................................................55


TAXES, DIVIDENDS AND ^ OTHER DISTRIBUTIONS....................................57


ADDITIONAL INFORMATION........................................................58

ANNUAL FUND EXPENSES


         The Fund is 100% no ^-load; there are no fees to purchase, exchange or redeem shares^. Effective November 1, 1997, the Fund was authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of the Fund's average net assets each year. The 12b-1 fee is assessed against all shares but only with respect to new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions occurring on or after November 1, 1997 ("New Assets"). (See "How Shares Can Be Purchased -Distribution Expenses.") Lower expenses benefit Fund shareholders by increasing the Fund's total return.


Shareholder Transaction Expenses

Sales load "charge" on purchases                                            None
Sales load "charge" on reinvested dividends                                 None
Redemption fees                                                             None
Exchange fees                                                               None

Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fee                                                             1.00%
12b ^-1 Fees(1)                                                            0.25%
Other Expenses                                                           ^ 0.71%
  Transfer Agency ^ Fee(2)                           0.38%
  General Services, Administrative
    Services, Registration, ^ Postage(3)             0.33%
Total Fund Operating ^ Expenses(4)                                         1.96%

         ^(1) There were no 12b-1 fees for the period ending October 31, 1997. The 12b-1 fees for the period ending October 31, 1998 may be less than 0.25% of New Assets.

         (2) Consists of the transfer agency fee described under "Additional Information ^- Transfer and Dividend Disbursing Agent."

         ^(3) Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and independent accountants, securities pricing services, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

         ^(4) It should be noted that the Fund's actual total operating expenses were lower than the figures shown because the Fund's custodian fees and transfer agency fees were reduced under ^ expense offset ^ arrangements. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset ^ arrangements, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial

Highlights" do reflect any reductions for periods prior to the fiscal year ended October 31, ^ 1995. See "The Fund and Its

Management."

Example


         A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period^.

           1 Year           3 Years           5 Years           10 Years
           ------           -------           -------           --------
           $18              ^ $54             $94               $203

         The purpose of the foregoing table and Example is to assist investors in understanding the various costs and expenses that an investor in this Fund will bear directly or indirectly. Such expenses are paid from this Fund's assets. (See "The Fund and Its Management.") This Fund charges no sales load, redemption fee or exchange fee ^. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

         As a result of the 0.25% 12b-1 fee paid by the Fund, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

         The following information for each of the ^ four years in the period ended October 31, ^ 1997, the period January 1, 1993 to October 31, 1993, and each of the four years in the period ended December 31, 1992 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the ^ Company's 1997 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO ^ Distributors, Inc. at the address or telephone number on the cover of this ^ Prospectus. All per share data has been adjusted to reflect an 80 to 1 stock split which was effected on January 2, 1991.

                                                                   ^ Period
                                                    Year              Ended
                                                  Ended         ^ October ^

                                             October 31                  31                  Year Ended December 31

                             ^-----------------------------------  ----------  -----------------------------------------------------
                             ^ 1997      1996      1995     1994<    1993^<      1992       1991      1990      1989       1988 ^


                               International Growth Fund


PER SHARE DATA
Net Asset Value ^-
   Beginning of Period       $16.91    $15.78    $17.29    $15.75    $12.57    $14.51     $13.69    $16.16    $14.49      $12.51
                             ^-----------------------------------  ---------   -----------------------------------------------------

INCOME FROM INVESTMENT
   OPERATIONS

Net Investment Income          0.06      0.07      0.08      0.04      0.08      0.12       0.17      0.26      0.18        0.08 ^
Net Gains or (Losses) on

   Securities (Both Realized

   and Unrealized)             0.37      1.77    (0.61)      1.57      3.16    (1.94)       0.82    (2.65)      2.16        1.98
                              ^----------------------------------  ---------   -----------------------------------------------------

Total from Investment

   Operations                  0.43      1.84    (0.53)      1.61      3.24    (1.82)       0.99    (2.39)      2.34        2.06
                              ^----------------------------------  ---------   -----------------------------------------------------







LESS DISTRIBUTIONS
Dividends from Net

   Investment Income+          0.08      0.15      0.09      0.07      0.06     0.11       0.17      0.02      0.17        0.08 ^
In Excess of Net
   Investment Income           0.00      0.00      0.03    ^ 0.00      0.00     0.00       0.00      0.00      0.00        0.00
Distributions from
   Capital Gains               0.80      0.56      0.86      0.00      0.00     0.01       0.00      0.06      0.50        0.00
                              ^----------------------------------  ---------   -----------------------------------------------------
Total Distributions            0.88      0.71      0.98      0.07      0.06     0.12       0.17      0.08      0.67        0.08
                              ^----------------------------------  ---------   -----------------------------------------------------
^ Net Asset Value -
   ^ End of Period           $16.46    $16.91    $15.78    $17.29    $15.75   $12.57     $14.51    $13.69    $16.16      $14.49 ^
                              ==============^====================  ========    =====================================================

TOTAL RETURN                  2.65%    12.01%    (2.84%)   10.21%    29.08%* (12.52%)     7.19%   (14.62%)    16.07%     16.61% ^


RATIOS

Net Assets ^- End of Period
   ($000 Omitted)           $84,779   $94,586   $75,391  $161,884  $108,677  $35,192    $42,039   $39,237   $41,456    $12,099 ^
Ratio of Expenses to
   Average Net Assets#       1.71%@    1.80%@    1.81%@     1.50%     1.43%~   1.36%      1.48%     1.48%     1.24%      1.26% ^
Ratio of Net Investment
   Income to Average Net
   Assets#                    0.26%     0.43%     0.41%     0.46%     0.94%~   0.83%      1.17%     1.85%     1.18%      1.14% ^
Portfolio Turnover Rate         57%       64%       62%       87%       46%*     50%        71%       78%       35%        73% ^
Average Commission Rate
   Paid^^                   $0.0042   $0.0329        ^-         -         -        -          -         -         -          -


< The per share information was computed based on weighted average shares.


^ + Distributions in excess of net investment income for the years ended October 31, 1997 and 1996 aggregated less than $0.01 on a per share basis.^


*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.


# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1990, 1989^ and 1988. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.49%, 1.71%^ and 2.00%, respectively, and ratio of net investment income to average net assets would have been 1.84%, 0.71%^ and 0.40% ^, respectively.



@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

PERFORMANCE DATA


         From time to time, the Fund advertises its total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. The "total return" of the Fund refers to the annual rate of return of an investment in the Fund. Total return is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. Periods of one year, five years and ten years or life of Fund are used if available. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Any ^ given report of total return performance should not be considered as representative of future performance. The Fund charges no sales load, redemption fee or exchange fee which would affect the total return computation.

         In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and the performance of recognized bond indices and indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's ^, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times ^-Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar and similar sources which utilize information compiled (i)
internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund ranking and comparisons, which may be used by the Fund in performance reports, will be drawn from the "International Funds" Lipper mutual fund groupings, in addition to the broad ^-based Lipper general fund groupings.


INVESTMENT OBJECTIVE AND POLICIES


         The Company consists of ^ four separate portfolios of investments, each represented by a different class of the Company's common stock. This ^ Prospectus relates to INVESCO International Growth Fund; ^ separate ^ prospectuses for INVESCO European Fund and INVESCO Pacific Basin Fund ^ and for the INVESCO Emerging Markets Fund are available.

         The investment objective of the INVESCO International Growth Fund is to seek a high total return on investment through capital appreciation and current income. Funds having an investment objective of seeking a high total return may be limited in their ability to obtain their objective by the limitations on the types of securities in which they may invest. Therefore, no assurance can be given that the Fund will be able to achieve its investment objective.


         The Fund intends to accomplish its objective by investing substantially all of its assets in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of the Fund's investment adviser or sub ^-adviser (collectively, "Fund Management") have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales and earnings, and specifically whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States. During normal market conditions, at least 65% of the Fund's total assets will be invested in foreign securities representing at least three different countries outside of the United States.

         The Fund invests principally in equity securities (common stocks and securities convertible into common stocks, including convertible debt obligations and convertible preferred stock), although it also may purchase debt securities. Such debt securities either will be investment grade (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ^, a division of The McGraw ^-Hill Companies, Inc. ("S&P")) or, if unrated, will have been determined by Fund Management to be of investment grade quality. The Fund is not required to dispose of debt securities whose ratings are downgraded below investment grade. The Fund has not established any minimum investment standards, such as an issuer's asset level, earnings history, type of industry, dividend payment history, etc., with respect to the Fund's equity investments in foreign securities and, therefore, investors in this Fund should consider that investments may consist in part of securities which may be deemed to be speculative. When market, business or economic conditions indicate, in the judgment of Fund Management, that a different investment stance should be assumed, up to 100% of the assets of the Fund may be invested temporarily in domestic securities consisting of obligations issued or guaranteed by the United States or any instrumentality thereof, domestic bank certificates of deposit, commercial paper rated A ^-2 or higher by S&P or P ^-2 or higher by Moody's, and repurchase agreements with banks and securities dealers. While the Fund is in such a defensive position, the opportunity to achieve a high total return will be limited and, to the extent that this assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital appreciation resulting from increases in the value of equity investments.


         It is presently anticipated that the Fund may invest in companies based in (or governments of or within) various areas of the world, including the Far East (Japan, Hong Kong, Korea, Singapore and Malaysia), Western Europe (United Kingdom, Germany, France, Italy and Switzerland), Australia and Canada. The economies of these countries may vary widely in their condition and may be subject to sudden changes that could have a positive or negative impact on the Fund. Of course, the Fund may invest in such other areas and countries as Fund Management may determine from time to time. The securities in which the Fund invests typically will be traded on the principal stock exchanges in such countries but also may be traded on regional stock exchanges or on the over ^-the ^-counter market in such countries.


         The Fund also may invest in companies located in developing countries. In general, Fund Management considers any country that is not included in the Morgan Stanley Capital International ("MSCI") World Index to be a developing country. As of the date of this prospectus, the MSCI World Index consists of the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Malaysia, Singapore and the nations of Western Europe (other than Greece, Portugal and Turkey). (In addition, the MSCI World Index includes certain South African gold mining companies, although Fund Management considers South Africa to be a developing country.) Thus, with the exceptions noted above, developing countries generally include the countries located in Central and South America, Middle and Eastern Europe, Asia and Africa. Investors should recognize that, compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Prices in these markets tend to be volatile. In addition, investments in developing countries are subject to the same risks as those involved in foreign investments generally. See "Risk Factors." The Fund will limit its investments in developing countries to no more than 20% of its total assets.

         When the Fund invests in foreign securities, such securities are usually denominated in foreign currency and the Fund may temporarily hold funds in foreign currencies. Thus, the Fund's share value is affected by changes in currency exchange rates. Because the Fund's assets will be invested in foreign securities and because substantially all revenues will be received in foreign currencies, the dollar equivalent of the Fund's net assets and distributions would be adversely affected by a reduction in the value of the foreign currency relative to the United States dollar. The Fund will pay dividends in dollars and in such event will incur currency conversion costs. As one way of managing exchange rate risk, the Fund may enter into forward foreign currency exchange contracts (i.e., purchasing or selling foreign currencies at a future date).

         The investment objective of the Fund and its investment policies, ^ where indicated ^, are deemed to be fundamental policies and thus may not be changed without prior approval by the holders of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act"). In addition, the Fund is subject to certain investment restrictions ^, identified in the Statement of Additional Information ^, which may not be altered without approval of shareholders. One of those restrictions limits the Fund's borrowing of money to borrowings from banks for temporary or emergency purposes (but not for investment) in an amount not to exceed 5% of total assets of the Fund.


         For additional information concerning the investment objectives and operation of the INVESCO International Growth Fund, see "Investment Objectives and Policies" in the Statement of Additional Information.

RISK FACTORS

         Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in the Fund. The Fund's policies regarding investments in foreign securities and foreign currencies are not fundamental and may be changed by vote of the Company's board of directors.


         Foreign Securities. The Fund may invest in foreign securities and may do so without limitation on the percentage of assets which may be so invested. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign ^ currency, returns ^ for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.


         Other aspects of international investing to consider include:


         ^-less publicly available information than is generally available about U.S. issuers;

         ^-differences in accounting, auditing and financial reporting standards;

         ^-generally higher commission rates on foreign portfolio transactions and longer settlement periods;

         ^-smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility;

         ^-less government regulation of stock exchanges, brokers and listed companies abroad than in the United States; and

         ^-investments   in  certain   countries   may  be  subject  to  foreign
withholding taxes, which may reduce dividend income or capital gains payable to shareholders.


         There  is  also  the  possibility  of   expropriation  or  confiscatory
taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of the Fund experiencing difficulties in pursuing legal remedies and collecting judgments.


         Repurchase Agreements. The Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by the Fund with member banks of the Federal Reserve System, registered broker ^-dealers and registered government securities dealers, which are deemed creditworthy. A repurchase agreement, which may be considered a "loan" under the 1940 Act, is a means of investing monies for a short period. In a repurchase agreement, the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit), subject to resale to the seller at an agreed ^-upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Fund could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. Although the Fund has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements, the Fund intends that at no time will the market value of its securities subject to repurchase agreements exceed 20% of the total assets of the Fund.


         Restricted Securities. The Fund may invest from time to time in securities subject to legal or contractual restrictions on resale ("restricted securities") or securities without readily available market quotations or illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the
Fund). However, on the date of purchase, no such investment may increase the Fund's holdings of restricted securities to more than 2% of the Fund's total assets or its holdings of illiquid securities or those without readily available market quotations to more than 5% of the value of the Fund's total assets. The restricted securities that may be purchased subject to the foregoing 2% limitation include securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933. The Fund is not required to receive registration rights in connection with the purchase of restricted securities and, in the absence of such rights, marketability and value can be adversely affected because the Fund may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur delays associated with effecting registration.


         Forward Foreign Currency Contracts. The Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Fund holds foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed ^-upon rate. Although the Fund has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, it does not attempt to hedge all of its foreign investment positions and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Fund will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Fund not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities, discussed above. For additional information regarding forward contracts, see the Company's Statement of Additional Information.


         Securities Lending. The Fund also may lend its securities to qualified brokers, dealers, banks or other financial institutions. This practice permits the Fund to earn income which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Fund monitors the creditworthiness of borrowers in order to minimize such risks. The Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 10% of the Fund's total assets (taken at market value).


         Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for the Fund. Although the Fund does not trade for short ^-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of Fund Management, investment considerations warrant such action. As a result, under certain market conditions, the portfolio turnover rate for the Fund may exceed 100%. Increased portfolio turnover would cause the Fund to incur greater brokerage costs than would otherwise be the case and may result in the acceleration of capital gains that are taxable when distributed to shareholders. The Fund's portfolio turnover rate is set forth under "Financial Highlights" and, along with the Company's brokerage allocation policies, is discussed in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT


         The Company is a no ^-load mutual fund, registered with the Securities and Exchange Commission as an open ^-end, diversified management investment company. It was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company assumed all of the assets and liabilities of the Fund's predecessor portfolio, the Financial International Growth Fund of Financial Series Trust, a Massachusetts business trust organized on July 15, 1987. All financial and other information about the Fund for periods prior to July 1, 1993, relates to such former fund. On July 1, 1993, the Company also assumed, through its INVESCO European and Pacific Basin Funds, all of the assets and liabilities of those funds' predecessors, the European and Pacific Basin Portfolios of Financial Strategic Portfolios, Inc., which was incorporated under the laws of Maryland on August 10, 1983. The overall supervision of the Fund is the responsibility of the Company's board of directors.

         Pursuant to an agreement with the Company, INVESCO Funds Group, Inc. ^("IFG"), 7800 E. Union Avenue, Denver, Colorado, serves as the Company's investment adviser. Under this agreement, ^ IFG is primarily responsible for providing the Fund with portfolio management and various administrative services and supervising the Fund's daily business affairs. These services are subject to review by the ^ Company's board of directors.

^

         Pursuant to an agreement with IFG, INVESCO^ Asset Management Limited ("IAML") serves as the sub-adviser to the Fund. In that capacity, IAML has the primary responsibility, under the supervision of ^ IFG, for providing portfolio management services to the Fund. ^ IAML also acts as sub-adviser to the INVESCO European Fund, the INVESCO Pacific Basin Fund, the INVESCO European Small Company Fund and the INVESCO Latin American Growth Fund. Although the Fund is not a party to the sub-advisory agreement, that agreement has been approved by the shareholders of the Fund.

         Under a Distribution Agreement effective September 30, 1997, INVESCO Distributors, Inc. ("IDI") became the Fund's distributor. IDI, established in

1997, is a registered broker-dealer that acts as distributor for all retail funds advised by IFG. Prior to September 30, 1997, IFG served as the Fund's distributor.

         IFG, IAML and IDI are indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. IFG and IAML continue to operate under their existing names. AMVESCAP PLC has approximately $192.2 billion in assets under management. IFG was established in 1932 and, as of October 31, 1997, managed 14 mutual funds, consisting of 45 separate portfolios, with combined assets of approximately $16.3 billion on behalf of 851,389 shareholders.

         The Fund is managed by ^ INVESCO's  International  Equity Team. Richard
D. Beggs is part of a senior investment policy group which determines the country ^-by ^-country allocation of the ^ Fund's assets, overall stock selection methodology and the ongoing implementation and risk control policies applicable to the ^ Fund's portfolio. Individual country specialists are responsible for managing security selection for their assigned ^ country's share of the allocation within the parameters established by the investment policy group.

         Mr. Beggs has been  the  lead  portfolio  manager  of  the  Fund  since
November 1997. Mr. Beggs was previously a Fund Manager with Cazenove Fund Management (1994 to 1995) and worked in U.S. Sales with Cazenove & Co. (1989 to
1994). Mr. Beggs received a B.A. in Economics and Statistics from the University of Exeter in Devon.

         The Fund pays IFG ^ a monthly advisory fee which is based upon a percentage of the average net assets of the Fund, determined daily. The maximum advisory fee payable under the agreement is computed at an annual rate of 1.00% on the first $500 million of the Fund's average net assets; 0.75% on the next $500 million of the Fund's average net assets; and 0.65% on the average net assets of the Fund in excess of $1 billion. For the fiscal period ended October 31, ^ 1997, the advisory fees paid to ^ IFG amounted to an annual rate of 1.00% of the average net assets of the Fund. ^

         Out of the advisory fees which it receives from the Fund, ^ IFG pays IAML, as sub-adviser to the Fund, a monthly fee, which is computed at the following annual rates ^: prior to January 1, 1998, 0.25% on the first $500 million of the Fund's average net assets, 0.1875% on the next $500 million of the Fund's average net assets and 0.1625% on the Fund's average net assets in excess of $1 billion and effective January 1, 1998, 0.3333% on the first $500 million of the Fund's average net assets, 0.25% on the next $500 million of the s

Fund's average net assets and 0.2167% on the Fund's average net assets in excess of $1 billion. No fee is paid by the Fund to IAML.


         The Company also has entered into an Administrative Services Agreement dated February 28, 1997 (the "Administrative Agreement"), with ^ IFG. Pursuant to the Administrative Agreement, ^ IFG performs certain administrative, recordkeeping and internal accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports, and providing sub ^-accounting and recordkeeping services for shareholder accounts in the Fund maintained by certain retirement and employee benefit plans for the benefit of participants of such plans. For such services, the Fund pays ^ IFG a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at an annual rate of 0.015% per annum of the average net assets of the Fund. ^ IFG also is paid a fee by the Company for providing transfer agent services. See "Additional Information."

         The Fund's expenses, which are accrued daily, are deducted from its total income before dividends are paid. Total expenses of the Fund (prior to any expense offset ^ arrangements), including investment advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), as a percentage of its average net assets for the fiscal period ended October 31, ^ 1997, were ^ 1.71%.

         Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon its evaluation of such broker ^-dealers' financial responsibility coupled with ^ their ability to effect transactions at the best available prices. As discussed under "How Shares Can Be Purchased -Distribution Expenses," the Company may market shares of the Fund through intermediary brokers or dealers that have entered into Dealer Agreements with IDI as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified broker ^-dealers which recommend the Fund to clients, or sell shares of the Fund to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms.


         Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to compliance policies governing personal investing. These policies require Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

HOW SHARES CAN BE PURCHASED


         The Fund's shares are sold on a continuous basis by ^ IDI, as the Fund's ^ distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                            INVESCO FUNDS GROUP, INC.
                             Post Office Box 173706
                          Denver, Colorado 80217 ^-3706


         PURCHASE ORDERS MUST SPECIFY THE FUND IN WHICH THE INVESTMENT IS TO BE MADE.


         The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest or direct payroll purchase account, as described below in the ^ Prospectus section entitled "Services Provided by the Fund," may open an account without making any initial investment if they agree to make minimum monthly purchases of $50; (2) those shareholders investing in an Individual
Retirement Account ("IRA"), or through omnibus accounts where individual shareholder recordkeeping and sub ^-accounting are not required, may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Fund under a federal income tax ^-sheltered retirement plan (other than an IRA) or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, does not apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and thus is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new fund account, including those made using the exchange privilege, must meet the fund's applicable minimum investment requirement.


         The purchase of Fund shares can be expedited by placing bank wire, overnight courier or telephone orders. Overnight courier orders must meet the above minimum investment requirements. In no case can a bank wire order or a telephone order be in an amount less than $1,000. For further information, the purchaser may call the Company's office by using the telephone number on the cover of this prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237.

         Orders to purchase shares of the Fund can be placed by telephone. Shares will be issued at the net asset value next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the Fund within three business days or the transaction may be cancelled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. ^ IFG has agreed to indemnify the Fund for any losses resulting from the cancellation of telephone purchases.

         If your check does not clear, or if a telephone purchase must be cancelled due to nonpayment, you will be responsible for any related loss the Company or ^ IFG incurs. If you are already a shareholder in the INVESCO funds, the Company, on behalf of the Fund, has the option to redeem shares from any identically registered account in the Company or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

         Persons who invest in this Fund through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction, if the broker so elects. Any investor may deal directly with the Company in any transaction. In that event, there is no such charge. ^ IFG or IDI may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution ^-related and/or administrative services for the Fund.

         The ^ Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of Fund Management, such rejection is in the best interest of the ^ Fund.

         Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange ^(generally 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for the Fund is calculated by dividing the market value of all of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of directors. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Company's board of directors believes that such value represents fair value.

         Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan applies to New Assets (new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gains distributions) of the Fund after November 1, 1997. Under this Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities and provide certain services approved by the board of directors of the Company in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the
Fund) to securities dealers and other financial institutions and organizations, which may include IFG and IDI affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

         In  addition,   other  permissible   activities  and  services  include
advertising, the preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors, and such other services and promotional activities for the Funds as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of IFG, IDI or their affiliates or by third parties.

         Under the Plan, the Company's payments to IDI on behalf of the Fund are limited to an amount computed at an annual rate of 0.25% of the Fund's New Assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of IFG or IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from its revenues to securities dealers, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Company or other mutual fund advised by IFG or distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of a Fund become part of

IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by IFG. Subject to review by the Funds' directors, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distributions which may result from IDI's use of its own resources, including profits from investment advisory fees received from a Fund, providing that such fees are legitimate and not excessive. For more information, see "How Shares Can Be Purchased - Distribution Plan" in the Statement of Additional Information.


SERVICES PROVIDED BY THE FUND


         Shareholder Accounts. ^ IFG maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific request. Because certificates must be carefully safeguarded and must be surrendered in order to exchange or redeem Fund shares, most shareholders do not request share certificates in order to facilitate such transactions. Each shareholder is sent a detailed confirmation for each transaction in shares of the Fund. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call the Fund's office by using the telephone number on the cover of this prospectus.

         Reinvestment of Distributions. Dividends and other distributions are automatically reinvested in additional shares of the Fund at the net asset value per share in effect on the ex ^-dividend or ex-distribution date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no ^-load mutual funds advised by IFG and distributed by ^ IDI, or to receive payment of all dividends and other distributions in excess of ten dollars by check by giving written notice to ^ IFG at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by contacting ^ IFG.

         Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by ^ IFG having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, ^ IFG, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by ^ IFG at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting ^ IFG.

         Exchange ^ Policy. Shares of this Fund may be exchanged for shares of any other fund of the Company, as well as for shares of any of the following other no ^-load mutual funds, which are also advised by IFG and distributed by ^ IDI, on the basis of their respective net asset values at the time of the exchange: INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc.^, INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax ^-Free Income Funds, Inc. and INVESCO Value Trust.

         An exchange involves the redemption of shares in the Fund and investment of the redemption proceeds in shares of another fund of the Company or in one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to ^ IFG using the telephone number or address on the cover of this ^ Prospectus. Exchanges made by telephone must be in the amount of at least $250 if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.

         The ^ option to exchange Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the New Account Application or a Telephone Transaction Authorization Form or otherwise utilizing the telephone exchange ^ option, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that exchange instructions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

         In order to prevent abuse of this ^ policy to the disadvantage of other shareholders, the Fund reserves the right to terminate the exchange ^ option of any shareholder who requests more than four exchanges a year. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange ^ policy also may be modified or terminated at any time. Except for those limited instances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications or terminations of the exchange ^ policy will be given at least 60 days prior to the date of termination or the effective date of the modification.

         Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences, and should be aware that the exchange privilege may only be available in those states where exchanges may legally be made, which will require that the shares being acquired are registered for sale in the shareholder's state of residence. Shareholders interested in exercising the exchange ^ option may contact ^ IFG for information concerning their particular exchanges.

         Automatic Monthly Exchange. Shareholders who have accounts in any one or more of the mutual funds distributed by ^ IDI may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange ^ Policy" on a monthly basis. The minimum monthly exchange in this program is $50.00. This automatic exchange program can be changed by the shareholder at any time by notifying ^ IFG at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting ^ IFG.

         EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by ^ contacting IFG at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting ^ IFG.

         Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder, by notifying the employer. Further information regarding this service can be obtained by contacting ^ IFG.

         Tax ^-Deferred Retirement Plans. Shares of this Fund may be purchased for self ^-employed individual retirement plans, various IRAs, simplified employee pension plans and corporate retirement plans. In addition, shares can be used to fund tax ^-qualified plans established under Section 403(b) of the Internal Revenue Code by educational institutions, including public school systems and private schools, and certain kinds of non ^-profit organizations, which provide deferred compensation arrangements for their employees.

         Prototype forms for the establishment of these various plans including, where applicable, disclosure statements required by the Internal Revenue Service, are available from ^ IFG. INVESCO Trust Company, a subsidiary of ^ IFG, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call INVESCO at the telephone number listed on the cover of this prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217 ^-3706.

HOW TO REDEEM SHARES

         Shares of this Fund may be redeemed at any time at their net asset value next determined after a request in proper form is received at the Fund's office. (See "How Shares Can Be Purchased.") Net asset value per share of the Fund at the time of the redemption may be more or less than the price originally paid to purchase shares, depending primarily upon the Fund's investment performance.


         If the shares to be redeemed are represented by stock certificates, a written request for redemption signed by the registered shareholder(s) and the certificates must be forwarded to INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217 ^-3706. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., at 7800 E. Union Avenue, Denver, Colorado 80237. If no certificates have been issued, a written redemption request signed by each registered owner of the account may be submitted to ^ IFG at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for ^ specific information. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker ^-dealers may differ from those applicable to other shareholders.


         BE CAREFUL TO SPECIFY THE ACCOUNT FROM WHICH THE REDEMPTION IS TO BE MADE. SHAREHOLDERS HAVE A SEPARATE ACCOUNT FOR EACH FUND IN WHICH THEY INVEST.

         Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).


         If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in a Fund account, ^ IFG will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.


         Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Company reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

         Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250) held in accounts maintained in their name by telephoning redemption instructions to ^ IFG, using the telephone number on the cover of this ^ Prospectus. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder's Fund account, or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Fund charges no fee for effecting such telephone redemptions. Unless Fund Management permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. These telephone redemption privileges may be modified or terminated in the future at the discretion of Fund Management.

         For federal income tax-deferred retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Unless Fund Management permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder on its Fund account, or wired (minimum $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Fund charges no fee for effecting such telephone redemptions. These telephone redemption privileges may be modified or terminated in the future at the discretion of Fund Management. Shareholders should understand that, while the Fund will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions will require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.


         The privilege of redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application or a Telephone Transaction Authorization Form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

TAXES, DIVIDENDS AND ^ OTHER DISTRIBUTIONS

         Taxes. The Fund intends to distribute to shareholders ^ all of its net investment income, net capital gains and net gains from foreign currency transactions, if any^. Distribution of substantially all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. ^ Due to its tax status as a regulated investment company, the Fund does not expect to pay any federal income or excise taxes.

         ^ Shareholders must include all dividends and capital gain distributions in taxable income for federal, state and local income tax purposes, unless shareholders are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically invested in shares of the Fund or another fund in the INVESCO group.

         Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. The Taxpayer Relief Act of 1997 (the "Tax Act"), enacted in August 1997, changed the taxation of long-term capital gains by applying different capital gains rates depending on the taxpayer's holding period and marginal rate of federal income tax. Long-term gains realized on the sale of securities held for more than one year but not for more than 18 months are taxable at a rate of 28%. This category of long-term gains is often referred to as "mid-term" gains but is technically termed "28% rate gains." Long-term gains realized on the sale of securities held for more than 18 months are taxable at a rate of 20%. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of the Tax Act on distributions by the Fund of net capital gain.

         Shareholders may realize capital gains or losses when they sell their shares at more or less than the price originally paid. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

         The Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund ^.

         ^ Individual and other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital ^ gains, and other distributions and redemption proceeds. ^ You can avoid backup withholding on ^ your account by ensuring that ^ we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.^

         ^ We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

         Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of dividends ^ on investments. Dividends paid by the Fund will be based solely on the income earned by it. The Fund's policy is to distribute ^ all of this income, less ^ expenses, to shareholders ^ on an annual basis, at the discretion of the Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund, unless otherwise requested, at the net asset value on the ex-dividend date.

         In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains, if any, realized on foreign currency transactions are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund, unless otherwise requested, at the net asset value on the ex-dividend date.

         Dividends and other ^ distributions are paid to shareholders who hold shares on the record date of the distribution, regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the ^ ex-dividend or ex-distribution ^ date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying full purchase price, a portion of which is then returned in the form of a taxable distribution.

^


ADDITIONAL INFORMATION


         Voting Rights. All shares of the Company's funds have equal voting rights. When shareholders are entitled to vote upon a matter, each shareholder is entitled to one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all funds of the Company voting together. In other cases, such as voting upon the investment advisory contract for an individual fund, voting is on a fund ^-by ^-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only the shareholders of the fund or funds affected by the matter will be entitled to vote. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.


         Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or mailing address set forth on the cover page of this ^ Prospectus.

         Transfer and Dividend Disbursing Agent. INVESCO Funds Group, Inc., 7800
E. Union Ave., Denver, Colorado 80237, also acts as registrar, transfer agent and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account ^. The transfer agency fee is not charged to each shareholder's or participant's account but is an expense of the Fund to be paid from the Fund's assets. Registered broker ^-dealers, third party administrators of tax ^-qualified retirement plans and other entities, including affiliates of ^ IFG, may provide sub ^-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided ^ on behalf of the Fund by IFG. In such cases, ^ IFG may pay the third party an annual sub ^-transfer agency or record ^-keeping fee out of the transfer agency fee which is paid to ^ IFG by the Fund.

                                               PROSPECTUS
                                               March 1, 1998


                                               INVESCO INTERNATIONAL GROWTH FUND


                                               A no-load mutual fund
                                               seeking a high total
                                               return through
                                               investments overseas.

^ INVESCO FUNDS

INVESCO Distributors, Inc.
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

^ In Denver, visit one of our
convenient Investor Centers:

Cherry Creek,
155 ^-B Fillmore Street;
Denver Tech Center,
7800 East Union Avenue,
Lobby Level


In addition, all documents filed by the Company with the Securities and Exchange Commission can be located on a web site maintained by the Commission at http://www.sec.gov.

Prospectus
^ March 1, 1998


                          INVESCO EMERGING MARKETS FUND

         INVESCO Emerging Markets Fund (the "Fund") seeks to achieve capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of emerging country issuers. The Fund is not intended as a complete investment program due to risks of investing in the Fund. For a description of risks inherent in investing in the Fund see "Risk Factors" and "Investment Objective and Policies - Portfolio Turnover."

         The Fund is a series of INVESCO International Funds, Inc. (the "Company"), an open-end management investment company consisting of four separate portfolios of investments. This Prospectus relates to shares of INVESCO Emerging Markets Fund. Separate prospectuses are available upon request from INVESCO Distributors, Inc. for the Company's other three funds, INVESCO European Fund, INVESCO Pacific Basin Fund and INVESCO International Growth Fund. Investors may purchase shares of any or all of the Funds. Additional funds may be offered in the future.

         This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated March 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To obtain a free copy, write to INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                   ----------

TABLE OF CONTENTS                                                           Page
                                                                            ----

ANNUAL FUND EXPENSES                                                          63

PERFORMANCE DATA                                                              64

INVESTMENT OBJECTIVE AND POLICIES                                             65

RISK FACTORS                                                                  72

THE FUND AND ITS MANAGEMENT                                                   79

HOW SHARES CAN BE PURCHASED                                                   81

SERVICES PROVIDED BY THE FUND                                                 84

HOW TO REDEEM SHARES                                                          88

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS                                      90

ADDITIONAL INFORMATION                                                        92

ANNUAL FUND EXPENSES


         The Fund is no-load; there are no fees to purchase, exchange or redeem shares other than a fee to redeem or exchange shares held less than 3 months (see "Shareholder Transaction Expenses"). The Fund, however, is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. (See "How Shares Can Be Purchased - Distribution Expenses.") Lower expenses benefit Fund shareholders by increasing the Fund's total return.


Shareholder Transaction Expenses
--------------------------------
Sales load "charge" on purchases                                            None
Sales load "charge" on reinvested dividends                                 None
Redemption fees                                                           1.00%*
Exchange fees                                                             1.00%*

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)

Management Fee                                                             1.00%
12b-1 Fees                                                                 0.25%
Other Expenses                                                             0.75%
  (after voluntary expense limitation)(1)
  Transfer Agency Fee(2)                                  0.20%
  General Services, Administrative                        0.55%
    Services, Registration, Postage (3)
Total Fund Operating Expenses                                              2.00%
  (after voluntary expense limitation)(1)


*There is a 1% fee retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges, which is imposed only on redemptions or exchanges of shares held less than ^ three months.

         (1) Based on estimated expenses for the current fiscal year, which may be more or less than actual expenses. Actual expenses are not provided because the Fund did not begin a public offering of its shares until February 12, 1998. If necessary, certain Fund expenses will be absorbed voluntarily for at least the first fiscal year of the Fund's operations in order to ensure that expenses for the Fund will not exceed 2.00% of the Fund's average net assets pursuant to an agreement among the ^ Company, INVESCO Funds Group, Inc. and INVESCO Asset Management Limited. If such voluntary expense limit were not in effect, the Fund's "Other Expenses" and "Total Fund Operating Expenses" for the fiscal year ending October 31, 1998 would be estimated to be 1.09% and 2.34%, respectively, of the Fund's average net assets.


         (2) Consists of the transfer agency fee described under "Additional Information-Transfer and Dividend Disbursing Agent."

         (3) Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and independent accountants, securities pricing services, costs of administrative services under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

Example

         A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                         1 Year                3 Years
                         ------                -------
                         $21                   $63

         The purpose of the foregoing table and Example is to assist investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Such expenses are paid from the Fund's assets. (See "The Fund and Its Management.") The above figures are estimates, since the Fund did not commence a public offering of securities until February 12, 1998. The Fund charges no sales load. The Fund's shares are subject to an annual distribution fee of 0.25% of its average daily net assets. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of future annual returns, which may be greater or less than the assumed amount.

         Because the Fund pays a distribution fee on its shares, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

PERFORMANCE DATA

         From time to time, the Fund may advertise its total return performance. These figures are based upon historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and other distributions, to the end of a specified period. Periods of one year, five years, ten years and/or life of the Fund are generally used.

         Thus,  a  report  of  total  return   should  not  be   considered   as
representative of future performance. The Fund charges no sales loads which would affect the total return computation. However, the total return computation may be affected as a result of the 1% redemption or exchange fee which is retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges, which is imposed on redemptions or exchanges of shares held less than 3 months.


         In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and the performance of recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International World Index, Wilshire Associates, the Financial Times-Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar, and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons, which may be used by the Fund in performance reports, will be drawn from the "Emerging Markets" Lipper mutual fund grouping, in addition to the broad-based Lipper general fund grouping.


         Further information about the performance of the Fund will be contained in the Company's annual report to shareholders, which may be obtained without charge by writing INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; by calling 1-800-525-8085; or by visiting our web site at http://www.invesco.com. The annual report containing information about the Fund's first fiscal year of operations will be available on or about December 1, 1998.

INVESTMENT OBJECTIVE AND POLICIES

         The  Fund  seeks  to  achieve  capital   appreciation.   The  foregoing
investment objective is fundamental and may not be changed in any material respect without the approval of the Fund's shareholders. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of emerging country issuers.

         As used in this Prospectus, the term "emerging country" applies to any country which, in the opinion of the Fund's investment adviser or sub-adviser (collectively, "Fund Management"), is generally considered to be a developing or emerging country by the international financial community. These countries include countries with low- to middle-income economies according to the

International Bank for Reconstruction and Development (commonly known as the World Bank), those listed in World Bank publications as developing or those having emerging stock markets as defined by the International Finance Corporation. Emerging countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and the nations in Western Europe other than Greece, Portugal and Turkey. The Fund will focus its investments in those emerging countries that Fund Management believes have the potential for rapid growth and that have undertaken economic and securities market reforms making international investment feasible. The Fund normally will invest in at least three different emerging countries, although Fund Management expects the Fund's assets to be allocated among a larger number of emerging countries. The Fund normally will not invest more than 50% of its total assets in any one emerging country. The economies of these countries may vary widely in their condition and may be subject to certain changes that could have a positive or negative impact on the Fund. Investments in emerging countries involve certain risks that are discussed below under "Risk Factors."

         An "emerging country issuer" is a company that, in the opinion of Fund Management, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country; (ii) the company derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) the company is organized under the laws of, or has its principal office in, an emerging country. Fund Management will base its determination of whether a company is an emerging country issuer on publicly available information or inquiries made to the company.

         Under normal conditions, the Fund will invest primarily in equity securities (common stocks and, to a lesser degree, depository receipts, shares of unaffiliated investment companies, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities) that are discussed more fully under "Risk Factors" and in the Statement of Additional Information. In selecting the equity securities in which the Fund invests, Fund Management attempts to identify companies that have demonstrated or, in Fund Management's opinion, are likely to demonstrate in the future, strong earnings growth or value that reflects the underlying economic activity within the emerging country or countries in which they operate. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market. The Fund's investments in small capitalization stocks may include investments in companies that have limited operating histories, product lines, and financial and managerial resources. These companies may be subject to intense competition from larger companies, and their stock may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies. Due to these and other factors, small-cap companies may suffer significant losses as well as realize substantial growth.

         The balance of the Fund's assets may be invested in debt securities denominated in the currency of an emerging country, or issued or guaranteed by an emerging country issuer or the government of an emerging country, as well as equity or debt securities of U.S. and other developed country issuers, including non-investment grade and unrated debt securities. Equity securities of developed country issuers in which the Fund invests may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market. Debt securities in which the Fund invests must meet the quality standards described below. In addition, the Fund may hold certain cash and cash equivalent securities as cash reserves ("cash securities").


         As discussed above, consistent with its investment objective, the Fund may invest in debt securities, including corporate bonds, commercial paper, securities issued by the U.S. government, its agencies and instrumentalities, or foreign governments and, to a lesser extent, municipal bonds, asset-backed securities and zero coupon bonds. The Fund may invest in debt securities that are rated below BBB by S&P or Baa by Moody's Investors Services, Inc. ("Moody's") or equivalent ratings of other ratings services or, if unrated, that are judged by Fund Management to be equivalent in quality to debt securities having such ratings (commonly referred to as "junk bonds"), provided that the Fund's investments in junk bonds are less than 35% of its total assets at the time of purchase. The Fund expects that most foreign debt securities in which it invests will not be rated by U.S. rating services, as discussed more fully below. In no event will the Fund ever invest in a debt security rated below CCC by S&P or Caa by Moody's or equivalent ratings of other ratings services or, if unrated, ^ judged by Fund Management to be equivalent in quality to debt securities having such ratings. The risks of investing in lower rated debt securities are discussed below under "Risk Factors."


         The amounts invested in equity, debt and cash securities may be varied from time to time, depending upon Fund Management's assessment of business, economic and market conditions. In periods of adverse economic and market conditions, as determined by Fund Management, the Fund may depart from its basic investment objective and assume a temporary defensive position, with up to 100% of its assets invested in U.S. government and agency securities, investment grade corporate bonds, or cash securities such as domestic certificates of deposit and bankers' acceptances, repurchase agreements and commercial paper. The Fund reserves the right to hold equity, debt and cash securities in whatever proportion is deemed desirable at any time for temporary defensive purposes. While the Fund is in a temporary defensive position, the opportunity to achieve capital appreciation will be limited; however, the ability to maintain a temporary defensive position enables the Fund to seek to avoid capital losses during market downturns. Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in cash securities.

         In order to hedge its portfolio, the Fund may purchase and write options on securities, including index options, and may invest in futures contracts for the purchase or sale of foreign currencies, debt securities and instruments based on financial indices (collectively, "futures contracts"), options on futures contracts, forward contracts and interest rate swaps and swap-related products. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. These practices, some of which may involve instruments known as derivatives, and their risks are discussed below under "Risk Factors" and in the Statement of Additional Information.

         Additional information on certain types of securities in which the Fund may invest is set forth below:

Delayed Delivery or When-Issued Securities.

         Up to 10% of the value of the Fund's total assets may be committed to the purchase or sale of securities on a when-issued or delayed-delivery basis -- that is, with settlement taking place in the future. The payment obligation and the interest rate received on the securities generally are fixed at the time the Fund enters into the commitment but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, the Fund immediately assumes the risk of ownership, and between the date of purchase and the settlement date, the market value of the securities may fluctuate.

Illiquid and Rule 144A Securities

         The Fund is authorized to invest in securities that are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. However, the Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Securities the proceeds of which are subject to limitations on repatriation of principal or profits for more than seven days, and those for which there ceases to be a ready market, will be deemed illiquid for this purpose. In addition, repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration.

         The securities that may be purchased subject to the foregoing restriction include restricted securities that are not registered for sale to the general public, but that can be resold to institutional investors ("Rule 144A Securities")^. Such securities may be purchased without regard to the foregoing 15% limitation if a liquid institutional trading market exists. The liquidity of the Fund's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Company's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. For more information concerning Rule 144A Securities, see the Statement of Additional Information.


Forward Foreign Currency Contracts

         The  Fund  may  enter  into  contracts  to  purchase  or  sell  foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Fund holds foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. Although the Fund has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, it does not attempt to hedge all of its foreign investment positions and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Fund will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions may preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Fund not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities, discussed above. For additional information regarding foreign securities, see the Company's Statement of Additional Information.

Repurchase Agreements

         The Fund may engage in repurchase agreements with banks, registered broker-dealers, and registered government securities dealers which are deemed creditworthy. A repurchase agreement is a transaction in which the Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the event the seller should default, the underlying security constitutes collateral for the seller's obligations to pay. This collateral will be held by the Fund's custodian. The Fund may experience delays and incur costs in realizing on the collateral if the other party to the agreement becomes insolvent. To the extent that the proceeds from a sale of the collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund would suffer a loss. Although the Fund has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements, it is the intention of Fund Management that the market value of its securities subject to repurchase agreements not exceed 20% of the total assets of the Fund.


Futures and Options

         A futures contract is an agreement to buy or sell a specific amount of a financial instrument or commodity at a particular price on a particular date. The Fund will use futures contracts only to hedge against price changes in the value of its current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, at least in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, at least in part, by gains on futures contracts purchased by the Fund. Brokerage fees are paid to trade futures contracts, and the Fund is required to maintain margin deposits.

         Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. The purchaser of an option purchases the right to effect a transaction in the underlying future or security at a specified price (the "strike price") before a specified date (the "expiration date"). In exchange for the right, the purchaser pays a "premium" to the seller, which represents the price of the right to buy or to sell the underlying instrument. In exchange for the premium, the seller of the option becomes obligated to effect a transaction in the underlying future or security, at the strike price, at any time prior to the expiration date, should the buyer choose to exercise the option. A call option contract grants the purchaser the right to buy the underlying future or security, at the strike price, before the expiration date. A put option contract grants the purchaser the right to sell the underlying future or security, at the strike price, before the expiration date. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract or security changes sufficiently, the option may expire without value to the Fund.

         Although the Fund will enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information and Appendix A therein.

Securities Lending

         The Fund may lend its portfolio securities (not to exceed 10% of the Fund's total assets) to broker-dealers or other institutional investors under contracts requiring such loans to be callable at any time and to be secured continuously by collateral in cash, cash equivalents, high quality short-term government securities or irrevocable letters of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. The Fund will continue to collect the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is government securities). The Fund may pay finder's and other fees in connection with securities loans. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering the securities.

Portfolio Turnover

         There are no fixed limitations regarding portfolio turnover for the Fund. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of Fund Management, investment considerations warrant such action. As a result, while it is anticipated that the portfolio turnover rate for the Fund's portfolio generally will not exceed 200%, under certain market conditions the portfolio turnover rate may exceed 200%. Increased portfolio turnover would cause the Fund to incur greater brokerage costs than would otherwise be the case. The Fund's portfolio turnover rate, along with the Fund's brokerage allocation policies, are discussed further in the Statement of Additional Information.

Investment Restrictions

         The Fund is subject to a variety of restrictions regarding its investments that are set forth in this Prospectus and in the Statement of Additional Information. Certain of the Fund's investment restrictions are fundamental, and may not be altered without the approval of the Fund's shareholders. Such fundamental investment restrictions include the restrictions which prohibit the Fund from: lending more than 10% of its total assets to other parties (excluding purchases of commercial paper, debt securities and repurchase agreements); investing more than 25% of the value of the Fund's total assets in any one industry (other than government securities); with respect to 75% of its total assets, purchasing the securities of any one issuer (other than cash items and government securities) if the purchase would cause the Fund to have more than 5% of its total assets invested in the issuer or to own more than 10% of the outstanding voting securities of the issuer; and borrowing money or issuing senior securities except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33-1/3% of its total assets. However, unless otherwise noted, the Fund's investment restrictions and its investment policies are not fundamental and may be changed by action of the Company's board of directors. Unless otherwise noted, all percentage limitations contained in the Fund's investment policies and restrictions apply at the time an investment is made. Thus, subsequent changes in the value of an investment after purchase or in the value of the Fund's total assets will not cause any such limitation to have been violated or to require the disposition of any investment, except as otherwise required by law. If the credit ratings of an issuer are lowered below those specified for investment by the Fund, the Fund is not required to dispose of the obligations of that issuer. The determination of whether to sell such an obligation will be made by Fund Management based upon an assessment of credit risk and the prevailing market price of the investment. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. The Fund attempts to minimize such fluctuations by not purchasing additional securities when borrowings, including reverse repurchase agreements, are greater than 5% of the value of the Fund's total assets. As a fundamental policy in addition to the above, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. See "Additional Information - Master/Feeder Option."

RISK FACTORS

         There can be no assurance that the Fund will achieve its investment objective. The Fund's investments in common stocks and other equity securities may, of course, decline in value. The Fund's assets will be invested primarily in emerging country issuers. Investors should recognize that investing in securities of emerging country issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments that the Fund may purchase, and investment techniques that the Fund may use, involve risks, including those set forth below.

         Investment in the Fund involves above-average investment risk. It is designed as a long-term investment and not for short-term trading purposes and should not be considered a complete investment program. A 1% fee is payable to the Fund by redeeming or exchanging shareholders for the benefit of the Fund's other remaining shareholders on the redemption or exchange of shares held less than 3 months. This fee is described more fully under "Services Provided by the Fund - Exchange Privilege" and "How to Redeem Shares."

Social, Political and Economic Risks

         The emerging countries in which the Fund invests may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States and other developed countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

         The economies of individual emerging countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in an emerging country, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization, asset expropriation or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved. The economies of most emerging countries are heavily dependent upon international trade and accordingly are affected by protective trade barriers and the economic conditions of their trading partners. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. The economies of emerging countries generally are less diverse and mature than the economies of the United States and other developed countries, and are vulnerable to weaknesses in world prices for the emerging countries' commodity exports and natural resources.

Securities Markets

         Securities exchanges and broker-dealers in most emerging countries are subject to less regulatory scrutiny than in the United States, as are emerging country issuers. The limited size of the markets for securities may enable adverse publicity, investors' perceptions or traders' positions or strategies to affect prices unduly, at times decreasing not only the value but also the liquidity of the Fund's investments.

         The market capitalizations of listed equity securities on exchanges in emerging countries are significantly smaller than those of the United States and other major economies. Only a few issuers may constitute a major portion of the market capitalization and trading equity. A large segment of the ownership of many emerging country issuers may be held by a limited number of persons and families, which may limit the number of shares available for investment by the Fund. As a consequence, individual emerging country securities markets are vulnerable to the effect of large investors' trading significant blocks of securities or by large dispositions of securities, e.g., as a result of margin calls. The resulting limitations on the liquidity of emerging country securities will influence the Fund's ability to acquire and dispose of such securities at the price and time it desires to do so.

         Other risks and considerations of investing in emerging country securities markets include the following: generally higher commission rates on portfolio transactions and longer settlement periods; the smaller trading volumes and generally lower liquidity of emerging country stock markets, which may result in greater price volatility; differences in accounting, auditing and financial reporting standards which may result in less publicly available information than is generally available with respect to U.S. issuers; foreign withholding taxes payable on income and/or gain from the Fund's foreign securities, which may reduce dividend income or capital gains available for distribution to shareholders; and the possibility of the Fund experiencing difficulties in pursuing legal remedies and collecting judgments.

         In addition, in certain emerging countries there may be limitations on investment by foreigners in the securities of companies located in those countries, and restrictions on foreign currency transactions or repatriation of capital. The Fund's ability to invest may be restricted to the use of investment vehicles authorized by the local government, investment in shares of other investment companies, or investments in American Depository Receipts or American Depository Shares (collectively, "ADRs"), Global Depository Shares, or other similar depository securities.

         ADRs are instruments, usually issued by a U.S. bank or trust company, evidencing ownership of securities of a foreign issuer into which the ADRs may be convertible. ADRs are designed for use in U.S. markets and may be traded on U.S. securities exchanges or over-the-counter markets. They are denominated in dollars rather than the currency of the country in which the underlying securities are issued.

         ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs. ADRs are subject to certain of the same risks as direct investments in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR.

         As indicated above, the Fund may deem it most practical to invest in certain emerging countries through other investment companies or similar vehicles, although there can be no assurance that any such vehicles will be available or will themselves have invested in the securities found most desirable by the Fund. The Fund will not invest through other entities unless, in the opinion of Fund Management, the potential advantages of such investment justify the Fund's bearing its ratable share of the expenses of such entity (constituting duplicate levels of advisory fees to be borne by the Fund and its shareholders) and its share of any premium encompassed in the market value of such entity at the time of the Fund's investment over the market value of the entity's underlying holdings. In addition, there may be tax ramifications relating to investment in such entities. Investments by the Fund in other investment companies are subject to the following limits imposed by the Investment Company Act of 1940: subject to certain exceptions, no more than 5% of the Fund's total assets may be invested in any one investment company (but no more than 3% of the voting stock of the underlying investment company) and no more than 10% of the Fund's total assets may be invested in other investment companies in the aggregate. See "Additional Information --Master/Feeder Option."

Currency Risks

         For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations (i.e., changes in the value of the currencies in which the securities are denominated relative to the U.S. dollar). In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor are diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities generally are enhanced. Currencies of certain emerging countries have undergone sudden devaluations relative to the U.S. dollar as a result of corresponding inflationary trends or for other reasons. Any such devaluation may have a deleterious effect on the Fund's investments. Inflation may have strong negative consequences for the economy and political stability of a country that experiences it, and may seriously affect its securities markets.

         The currencies of certain emerging countries are not commonly traded in foreign exchange markets. Certain emerging countries have managed currencies that, for foreign exchange purposes, do not float freely against the U.S. dollar. Other governmental restrictions on the convertibility of their currency may be imposed.

Debt Securities

         The Fund's investments in debt securities generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's, S&P and other ratings services provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Fund assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, also will increase the credit risk to which those assets are subject.

         Market risk relates to the fact that the market values of the debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Medium and lower rated securities (Baa, BBB or the equivalent and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. Although Fund Management limits the Fund's investments in debt securities to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top three grades by S&P or Moody's or equivalent ratings of other ratings services or, if unrated, securities determined by Fund

Management to be of equivalent quality. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities in which it invests will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market value of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events. The Fund is not required to sell immediately debt securities that go into default, but may continue to hold such securities until such time as Fund Management determines it is in the best interests of the Fund to sell such securities. Because investment in medium and lower rated securities involves both greater credit risk and market risk, achievement of the Fund's investment objectives may be more dependent on Fund Management's own credit analysis than is the case for funds investing in higher quality securities. In addition, the share price and yield of the Fund may be expected to fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend and interest obligations, meet projected business goals, and obtain additional financing. Expenses incurred to recover an investment in a defaulted security may adversely affect the Fund's net asset value. Finally, while Fund Management attempts to limit purchases of medium and lower rated securities to securities having a secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

         The Fund expects that most emerging country debt securities in which it invests will not be rated by U.S. rating services. Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Lower rated bonds by Moody's (categories Ba, B, Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by S&P (categories BB, B, CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating category, please refer to Appendix B to the Statement of Additional Information.

         In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchange on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one of more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

         The Fund may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. "Brady Bonds" are lower rated bonds and highly volatile.

THE FUND AND ITS MANAGEMENT

         The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. It was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company assumed all of the assets and liabilities of the European Portfolio and Pacific Basin Portfolio of Financial Strategic Portfolios, Inc., which was incorporated under the laws of Maryland on August
10, 1983. On July 1, 1993, the Company also assumed, through its INVESCO International Growth Fund, all of the assets and liabilities of that fund's predecessor, the Financial International Growth Fund of Financial Series Trust, a Massachusetts business trust organized on July 15, 1987. The overall supervision of each Fund is the responsibility of the Company's board of directors.

         INVESCO Funds Group, Inc. ("IFG"), 7800 E. Union Avenue, Denver, Colorado, serves as the Company's investment adviser pursuant to an investment advisory agreement. Under this agreement, IFG provides the Fund with various management services and supervises the Fund's daily business affairs. INVESCO Distributors, Inc. ("IDI") provides services relating to the distribution and sale of the Fund's shares pursuant to a distribution agreement.

         IFG has contracted with INVESCO Asset Management Limited ("IAML") for investment sub-advisory and research services on behalf of the Fund. IAML, subject to the supervision of IFG, is primarily responsible for selecting and managing the Fund's investments. Although the Company is not a party to the sub-advisory agreement, the agreement has been approved by the initial shareholder of the Fund. Services provided by IFG and IAML are subject to review by the Company's board of directors.

         IFG, IAML and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. IFG and IAML continued to operate under their existing names. Together, IFG and IAML constitute "Fund Management." AMVESCAP PLC has approximately $192.2 billion in assets under management. IFG was established in 1932 and, as of September 30,

1997,  managed 14 mutual  funds,  consisting  of 45  separate  portfolios,  with
combined   assets  of   approximately   $16.3   billion  on  behalf  of  851,389
shareholders.

         The Fund is managed by a team of portfolio managers. A senior investment policy group determines the country-by-country allocation of the Fund's assets, overall stock selection methodology and the ongoing implementation and risk control policies applicable to the Fund's portfolio. Individual country specialists are responsible for managing security selection for their assigned country's share of the allocation within the parameters established by the investment policy group.


         The Fund pays IFG a monthly advisory fee which is based upon a percentage of the average net assets of the Fund, determined daily. The maximum advisory fee is computed at the following annual ^ rates: 1.00% on the first $500 million of the Fund's average net assets, 0.85% on the next $500 million of the Fund's average net assets and 0.75% on the Fund's average net assets over $1 billion.


         Out of its advisory fee which it receives from the Fund, IFG pays IAML, as sub-adviser to the Fund, a monthly fee, which is computed at the annual rate of 0.333% on the first $500 million of the Fund's average net assets, 0.2833% on the next $500 million of the Fund's average net assets and 0.25% on the Fund's average net assets in excess of $1 billion. No fee is paid by the Fund to IAML.

         The Company also has entered into an Administrative Services Agreement (the "Administrative Agreement") with IFG. Pursuant to the Administrative Agreement, IFG performs certain administrative, recordkeeping and internal sub-accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports and providing sub-accounting and recordkeeping services for Fund shareholder accounts maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, the Fund pays IFG a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of the Fund. IFG also is paid a fee by the Fund for providing transfer agent services. See "Additional Information."

         The Fund's expenses, which are accrued daily, are generally deducted from the Fund's total income before dividends are paid. These expenses include the fees of the investment adviser, distribution fees, legal, transfer agent, custodian and auditor's fees, commissions, taxes, compensation of independent directors, insurance premiums, printing, and other expenses relating to the Fund's operations which are not expressly assumed by IFG under its agreements with the Company. If necessary, certain expenses for the Fund will be absorbed by IFG and IAML voluntarily for at least the first fiscal year of the Fund's operations in order to ensure that the Fund's total expenses do not exceed 2.00%. This commitment may be changed following consultation with the Company's board of directors. As of this date, IFG held all of the outstanding shares of the Fund and should be regarded as the control person of the Fund.

         Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How Shares Can Be Purchased -Distribution Expenses," the Company may market shares of the Fund through intermediary brokers or dealers that have entered into Dealer Agreements with IFG or IDI, as the Company's Distributor. The Fund may place orders for portfolio transactions with qualified broker/dealers that recommend the Fund, or sell shares of the Fund to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms.

         Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to policies governing personal investing. These policies require investment and other personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

HOW SHARES CAN BE PURCHASED

         Shares of the Fund are sold on a continuous basis by IDI, as the Fund's distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                                    INVESCO Funds Group, Inc.
                                    Post Office Box 173706
                                    Denver, Colorado  80217-3706

         PURCHASE ORDERS MUST SPECIFY THE FUND IN WHICH THE INVESTMENT IS TO BE MADE.

         The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest or direct payroll purchase account, as described below in the section entitled "Services Provided by the Fund," may open an account without making any initial investment if they agree to make regular, minimum purchases of at least $50; (2) Fund Management may permit a lesser amount to be invested in the Fund under a federal income tax-deferred retirement plan (other than an Individual Retirement Account ("IRA")), or under a group investment plan qualifying as a sophisticated investor; (3) those shareholders investing in an IRA, or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required, may make initial minimum purchases of $250; and
(4) Fund Management reserves the right to increase, reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund.

         The purchase of Fund shares can be expedited by placing bank wire, overnight courier or telephone orders. Overnight courier orders must meet the above minimum requirements. In no case can a bank wire or telephone order be in an amount less than $1,000. For further information, the purchaser may call the Fund's office by using the telephone number on the cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., at 7800 E. Union Avenue, Suite 300, Denver, CO 80237.

         Orders to purchase Fund shares can be placed by telephone. Shares of the Fund will be issued at the net asset value next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the Fund within three business days or the transaction may be canceled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. IFG has agreed to indemnify the Fund for any losses resulting from the cancellation of telephone purchases.

         If your check does not clear, or if a telephone purchase must be cancelled due to nonpayment, you will be responsible for any related loss the Fund or IFG incurs. If you are already a shareholder in the INVESCO funds, the Fund has the option to redeem shares from any identically registered account in the Fund or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

         Persons who invest in the Fund through a securities broker may be charged a commission or transaction fee for the handling of the transaction if the broker so elects. Any investor may deal directly with the Fund in any transaction. In that event, there is no such charge. IFG or IDI may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund.

         The Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of management, such rejection is in the best interest of the Fund.

         Net asset value per share is computed once each day that the New York Stock Exchange is open, as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of that Fund. If market quotations are not readily available, a security or other asset will be valued at fair value as determined in good faith by the board of directors. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Company's board of directors believes that such value represents fair value.

         Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit it, at IDI's discretion, to engage in certain activities, and provide certain services approved by the Board in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include IFG-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund (except administrative services already provided under separate agreements with IFG-affiliated companies). Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer-processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

         In  addition,   other  permissible   activities  and  services  include
advertising, the preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors, and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and the Board, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of IFG or its affiliates or by third parties.

         Under the Plan, the Company's payments to IDI on behalf of the Fund are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of IFG or IDI whose primary responsibilities involve marketing shares of the INVESCO Mutual Funds, including the Fund. ^ Payments by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls, although this period is expanded to 24 months for obligations incurred during the first 24 months of the Fund's operations. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI may from time to time make additional payments from its revenues to securities dealers, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of its termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Company or other mutual funds advised by IFG. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for ^ activities ^ that promote distribution of any of the mutual funds advised by IFG ^. Subject to review by the Fund's directors^, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from IDI's use of its own resources, including profits from investment advisory fees received from the Fund, provided that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased" in the Statement of Additional information.


SERVICES PROVIDED BY THE FUND

         Shareholder Accounts. IFG maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific request. Since certificates must be carefully safeguarded, and must be surrendered in order to exchange or redeem Fund shares, most shareholders do not request share certificates in order to facilitate such transactions. Each shareholder is sent a detailed confirmation of each transaction in shares of the Fund. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call the Fund's office by using the telephone number on the cover of this Prospectus.

         Reinvestment of Distributions. Dividends and other distributions are automatically reinvested in additional shares of the Fund at the net asset value per share in effect on the ex-dividend date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no-load mutual funds advised by IFG and distributed by IDI, or to receive payment of all dividends and other distributions in excess of $10.00 by check by giving written notice to IFG at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by contacting IFG.

         Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by IFG having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, IFG, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by IFG at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting IFG.

         Exchange Policy. Shares of the Fund may be exchanged for shares of the other fund of the Company, as well as for shares of any of the following other no-load mutual funds, which are also advised by IFG, on the basis of their respective net asset values at the time of the exchange: INVESCO Capital
Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc. and INVESCO Value Trust.

         Upon an exchange of shares held less than 3 months (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares being exchanged will be assessed and retained by the Fund for the benefit of the Fund's other shareholders. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to IFG, and does not benefit IFG in any way. The fee applies to redemptions from the Fund and exchanges into any of the other no-load mutual funds which are also advised by IFG and distributed by IDI. The Fund will use the "first-in, first-out" method to determine the 3 month holding period. Under this method the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than 3 months, the redemption/exchange fee will be assessed on the current net asset value of those shares.

         An exchange involves the redemption of shares in the Fund and investment of the redemption proceeds in shares of another fund of the Company or in shares of one of the INVESCO funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on such an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to IFG, using the telephone number or address on the cover of this Prospectus. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.

         The option to exchange Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the New Account Application, a Telephone Transaction Authorization Form or otherwise utilizing the telephone exchange option, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that exchange instructions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

         In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to terminate the exchange option of any shareholder who requests more than four exchanges in a year. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder or group of shareholders has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange option also may be modified or terminated at any time. Except for those limited instances where redemptions of the exchanged security are suspended under Section 22(e) of the Investment Company Act of 1940, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications or termination of the exchange policy will be given at least 60 days prior to the date of termination or the effective date of the modification.

         Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences, and should be aware that the exchange option may only be available in those states where exchanges legally may be made, which will require that the shares being acquired are registered for sale in the shareholder's state of residence. Shareholders interested in exercising the exchange option may contact IFG for information concerning their particular exchanges.

         Automatic Monthly Exchange. Shareholders who have accounts in any one or more of the mutual funds distributed by IDI may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Policy" on a monthly basis. The minimum monthly exchange in this program is $50.00. This automatic exchange program can be changed by the shareholder at any time by notifying IFG at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting IFG.

         EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by notifying IFG at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting IFG.

         Direct Payroll Purchase. Shareholders may elect to have their employer make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder, by notifying the employer. Further information regarding this service can be obtained by contacting IFG.


         Tax-Deferred Retirement Plans. Shares of the Fund may be purchased for self-employed individual retirement plans, ^ various IRAs, simplified employee pension plans and corporate retirement plans. In addition, shares can be used to fund tax- qualified plans established under Section 403(b) of the Internal Revenue Code of 1986, as amended, by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.


         Prototype forms for the establishment of these various plans, including, where applicable, disclosure statements required by the Internal Revenue Service, are available from IFG. INVESCO Trust Company, a subsidiary of IFG, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call IFG at the telephone number listed on the cover of this Prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.

HOW TO REDEEM SHARES

         Shares of the Fund may be redeemed at any time at their current net asset value per share next determined after a request in proper form is received at the Fund's office. (See "How Shares Can Be Purchased.") Net asset value per share at the time of redemption may be more or less than the price you paid to purchase your shares. Upon the redemption of shares held less than 3 months (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the Fund's other shareholders. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to IFG, and does not benefit IFG in any way. The fee applies to redemptions from the Fund and exchanges into any of the other no-load mutual funds which are also advised by IFG and distributed by IDI. The Fund will use the "first-in, first-out" method to determine the 3 month holding period. Under this method the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than 3 months, the redemption/exchange fee will be assessed on the current net asset value of those shares.

         If the shares to be redeemed are represented by stock certificates, a written request for redemption signed by the registered shareholder(s) and the certificates must be forwarded to INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc. at 7800 E. Union Avenue, Denver, CO 80237. If no certificates have been issued, a written redemption request signed by each registered owner of the account must be submitted to IFG at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specific information. If payment for the redeemed shares is to be made to someone other than the registered owner(s) of the account, the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker-dealers may differ from those applicable to other shareholders.

         Be careful to specify the account from which the redemption is to be made. Shareholders have a separate account for each Fund in which they invest.

         Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, or an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made after the Fund has allowed a reasonable time for clearance of the purchase check (which will take up to 15 days).

         If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in his or her Fund account, IFG will terminate any EasiVest purchases unless otherwise instructed by the shareholder.

         Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

         Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250) held in accounts maintained in their name by telephoning redemption instructions to IFG, using the telephone number on the cover of this Prospectus. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder's Fund account, or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Fund charges no fee for effecting such telephone redemptions. Unless IFG permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. These telephone redemption privileges may be modified or terminated in the future at the discretion of Fund Management.

         For INVESCO Trust Company-sponsored federal income tax-sheltered retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Shareholders should understand that, while the Fund will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions will require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

         The privilege of redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a New Account Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believe to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS


         Taxes. The Fund intends to distribute to shareholders all of its net investment income, net capital gains and net gains from foreign currency transactions, if any^. Distribution of substantially all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. ^ Due to its tax status as a regulated investment company, the Fund does not expect to pay any federal income or excise taxes.


         Unless shareholders are exempt from income taxes, they must include all dividends and other distributions in taxable income for federal, state and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.

         Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. The Taxpayer Relief At of 1997 (the "Tax Act"), enacted in August 1997, changed the taxation of long-term capital gains by applying different capital gains rates depending on the taxpayer's holding period and marginal rate of federal income tax. Long-term gains realized on the sale of securities held for more than one year but not for more than 18 months are taxable at a rate of 28%. This category of long-term gains is often referred to as "mid-term" gains but is technically termed "28% rate gains." Long-term gains realized on the sale of securities held for more than 18 months are taxable at a rate of 20%. The Tax Act, however, does not address the application of these rules to distributions of net capital gain (excess of long-term capital gain over short-term capital losses) by a regulated investment company, including whether such distributions may be treated by its shareholders in accordance with the Fund's holding period for the assets it sold that generated the gain. The application of the new capital gain rules must be determined by further legislation or future regulations that are not available as this Prospectus is being prepared. At the end of each year, information regarding the tax status of dividends and other distribuitons is provided to shareholders. Shareholders should consult their tax advisers as to the effect of the Tax Act on distribuitons by the Funds of net capital gain.

         Shareholders also may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

         The Fund may be subject to withholding of foreign taxes on dividends or interest received on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund.

         Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain and other distributions and redemption proceeds. Unless you are subject to backup withholding for other reasons, you can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number.

         We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions and Taxes" in the Statement of Additional Information.


         Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of interest and dividends on its investments. Dividends paid by the Fund will be based solely on the income earned by it. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders on an annual basis, at the discretion of the fund's board of directors. Dividends are automatically reinvested in additional shares of the Fund, unless cash distributions are requested, at the net asset value on the ^ ex-dividend date.

         In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains, if any, realized on foreign currency transactions, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund, unless cash distributions are requested, at the net asset value on the ^ ex-dividend date.

         Dividend and other distributions are paid to shareholders who hold shares on the record date of the distribution, regardless of how long the shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION

         Voting Rights. All shares of the Fund have equal voting rights, based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all Funds of the Company voting together. In other cases, such as voting upon an investment advisory contract, voting is on a Fund-by-Fund basis. When all Funds are not affected by a matter to be voted upon, only shareholders of the Fund affected by the matter will be entitled to vote thereon. The Company is not generally required, and does not expect, to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940. Directors may be removed by action of the holders of a majority or more of the outstanding shares of the Company.

         Master/Feeder Option. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company or partnership having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed by IFG in substantially the same manner as the existing Fund. If permitted by applicable laws and policies then in effect, any such investment may be made in the sole discretion of the Company's board of directors without further approval of the shareholders of the Fund. However, Fund shareholders will be given at least 30 days prior notice of any such investment. Such investment would be made only if the Company's board of directors determines it to be in the best interests of the Fund and its shareholders. In making that determination, the board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. No assurance can be given that costs will be materially reduced if this option is implemented.

         Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or mailing address set forth on the cover page of this Prospectus.

         Transfer and Dividend Disbursing Agent. INVESCO Funds Group, Inc., 7800
E. Union Ave., Denver, Colorado 80237, acts as registrar, transfer agent, and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. The transfer  agency  fee is not  charged  to each  shareholder's  or  participant's account, but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of IFG, may provide sub-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided on behalf of the Fund by IFG. In such cases, IFG may pay the third party an annual sub-transfer agency or recordkeeping fee out of the transfer agency fee which is paid to IFG by the Fund.

                                            PROSPECTUS
                                            March 1, 1998


                                            INVESCO EMERGING MARKETS FUND

                                            A  no-load   mutual   fund   seeking
                                            capital appreciation.


^


INVESCO Distributors, Inc., (SM)
^ Distributor
Post Office Box 173706
Denver, Colorado  80217-3706


1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek
155-B Fillmore Street
Denver Tech Center
7800 East Union Avenue
Lobby Level

In addition, all documents
filed by the Company with
the Securities and Exchange
Commission  can  be  located  on
a web  site  maintained  by the
Commission  at http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
^ March 1, 1998


                        INVESCO INTERNATIONAL FUNDS, INC.

           A no-load mutual fund seeking capital appreciation through investment in designated geographical sectors.

Address:                                      Mailing Address:
7800 E. Union Avenue                          Post Office Box 173706
Denver, Colorado 80237                        Denver, Colorado 80217-3706

                                   Telephone:
                       In continental U.S., 1-800-525-8085
--------------------------------------------------------------------------------

         INVESCO INTERNATIONAL FUNDS, INC. (the "Company") is an open-end management investment company organized in series form consisting of four funds: the INVESCO European Fund (the "European Fund"), the INVESCO Pacific Basin Fund (the "Pacific Basin Fund"), the INVESCO International Growth Fund (the
"International Growth Fund") and the INVESCO Emerging Markets Fund (the "Emerging Markets Fund")(the "Funds"). The European, Pacific Basin and Emerging Markets Funds seek to provide investors with capital appreciation. The International Growth Fund seeks to achieve a high total return on investment through capital appreciation and current income. Each of the Funds invests primarily in equity securities. Investors may purchase shares of any or all Funds. The following are available:

         The EUROPEAN FUND seeks to achieve its investment objective by investing primarily in equity securities of companies domiciled in specific European countries.

         The PACIFIC BASIN FUND seeks to achieve its investment objective by investing primarily in equity securities of companies domiciled in specific Far Eastern or Western Pacific countries

         The INTERNATIONAL GROWTH FUND seeks to achieve its investment objective by investing substantially all of its assets in foreign securities. This Fund invests principally in equity securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of management have their principal business activities outside of the United States. In determining whether an issuer's principal activities are outside of the United States, consideration is given to such factors as the location of the issuer's assets, personnel, sales and earnings.

         The EMERGING MARKETS FUND seeks to achieve its investment objective by investing primarily in equity securities of emerging country issuers.

         Additional funds may be offered in the future.


         Separate ^ Prospectuses for the European^ and Pacific Basin ^, International Growth, and Emerging Markets Funds dated March 1, ^ 1998, which provide the basic information you should know before investing in the Funds, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in each ^ Prospectus. It is intended to provide you additional information regarding the activities and operations of the Funds and should be read in conjunction with the ^ Prospectuses.


Investment Adviser: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT POLICIES AND RESTRICTIONS..........................................97

THE FUNDS AND THEIR MANAGEMENT...............................................113

HOW SHARES CAN BE PURCHASED..................................................127

HOW SHARES ARE VALUED........................................................130

FUND PERFORMANCE.............................................................131

SERVICES PROVIDED BY THE FUNDS...............................................133

TAX-DEFERRED RETIREMENT PLANS................................................134

HOW TO REDEEM SHARES.........................................................134

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.....................................135

INVESTMENT PRACTICES.........................................................138

ADDITIONAL INFORMATION.......................................................141

APPENDIX A...................................................................145

APPENDIX B...................................................................149

INVESTMENT POLICIES AND RESTRICTIONS


         The investment objectives and policies of the Funds are discussed in their respective ^ Prospectuses under the heading "Investment ^ Objective and Policies." Further information about the Funds' respective investment policies and restrictions is set forth below.



Types of Equity Securities

         As described in the Prospectuses, equity securities which may be purchased by the Funds consist of common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the prices of common stocks and exhibit similar behavior. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

         Convertible securities which may be purchased by the Funds include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

         Convertible securities have an "investment value" which is the theoretical value determined by the yield they provide in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. They also have a "conversion value" which is the amount that would be received worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security.

If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, generally will yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

         Foreign Securities. The Funds invest primarily in foreign securities. Investments in non-U.S. securities involve certain risks not associated with investment in U.S. companies. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company. Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investment in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. Securities denominated in non-U.S. currencies, whether issued by a non-U.S. or a U.S. issuer, may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, and costs will be incurred in connection with conversions from one currency to another. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Generally, the foreign currency exchange transactions of the Funds will be conducted on a spot basis (i.e., cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market.

          Forward Foreign Currency Contracts. The Funds may enter into forward currency contracts to purchase or sell foreign currencies (i.e., non-U.S. currencies) as a hedge against possible variations in foreign exchange rates. A forward foreign currency exchange contract ("forward contract") is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed- upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, a Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Funds will not speculate in forward currency contracts. The Funds will not attempt to hedge all of their non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by their investment adviser and sub-adviser (collectively, "Fund Management"). The Funds will not enter into forward contracts for a term of more than one year. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitations on investing in illiquid securities, discussed in the ^ Prospectuses.

         Restricted/144A Securities. As discussed in the Funds' Prospectuses, each Fund may invest in restricted securities, including restricted securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). In recent years, a large institutional market has developed for certain ^ Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend on an efficient institutional market in which ^ Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

         ^ Securities Lending. All of the Funds may lend their portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Funds and are at all times secured by collateral consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to own the loaned securities, while at the same time receiving interest from the borrower of the securities. Loans will be made only to firms deemed by Fund Management to be creditworthy under procedures established by the board of directors and when the amount of interest to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities, plus accrued interest and dividends), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss on the security during the loan period would inure to the Fund.

         Repurchase Agreements. All of the Funds may enter into repurchase agreements with respect to debt instruments eligible for investment by the Funds with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers, which are deemed creditworthy under procedures established by the board of directors. A repurchase agreement is a means of investing monies for a short period. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value ^ equal to the value of the repurchase agreement and are held as collateral by the Company's custodian bank until the repurchase agreement is completed.

U.S. Government Obligations

         These securities consist of treasury bills, treasury notes, and treasury bonds, which differ only in their interest rates, maturities, and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes generally have a maturity of one to ten years, and treasury bonds generally have maturities of more than ten years. U.S. government obligations also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

         Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association (GNMA) participation certificates, are supported by the full faith and credit of the United States Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate. Upon receipt, principal payments will be used by the Fund to purchase additional securities under its investment objective and investment policies.

         Other U.S. government obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury to repay its obligations. Still others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the instrumentality.

Obligations of Domestic Banks

         These obligations consist of certificates of deposit ("CDs") and bankers' acceptances issued by domestic banks (including their foreign branches) having total assets in excess of $5 billion, which meet the Funds' minimum rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank.

         Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). These instruments are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount.

Commercial Paper

         These obligations are short-term promissory notes issued by domestic corporations to meet current working capital requirements. Such paper may be unsecured or backed by a bank letter of credit. Commercial paper issued with a letter of credit is, in effect, "two party paper," with the issuer directly responsible for payment, plus a bank's guarantee that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.


Futures Contracts and Options on Futures ^ Contracts

         As described in the Emerging Markets Fund's Prospectus, this Fund may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts ^. The Fund will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission (the "CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, the Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the Fund's total assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA ^.


         Unlike when the Emerging Markets Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in a segregated asset account with the broker an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called

"initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.^


         Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contract and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the portfolio prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the value of the underlying securities and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

         In addition, if the Emerging Markets Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         The Emerging Markets Fund may buy and write options on futures contracts for hedging purposes. Options on futures contracts are included among the types of instruments sometimes known as derivatives. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Emerging Markets Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Emerging Markets Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

         The amount of risk the Emerging Markets Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.


         For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix A ("Description of Futures, Options and Forward Contracts").

Swaps and Swap-Related Products

         Interest rate swaps involve the exchange by the Emerging Markets Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.

         The Emerging Markets Fund may enter into interest rate swaps, caps and floors, which are included among the types of instruments sometimes known as derivatives, on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis, and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. Fund Management will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund would have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Emerging Markets Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

         These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. The documentation currently used in those markets attempts to limit the risk of loss with respect to interest rate swaps to the net amount of the payments that a party is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would anticipate losing the net amount of the payments that the Fund contractually is entitled to receive over the payments that the Fund is contractually obligated to make. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above as well as the Fund's other investment restrictions set forth below.


         Investment Restrictions. As described in the section of each Fund's prospectus entitled "Investment Objective and Policies," the Funds operate under certain investment restrictions. The following ^ restrictions are fundamental and may not be changed with respect to a particular Fund without the prior approval of the holders of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of the following ^ restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.


INVESCO Pacific Basin and European Funds


         ^ The INVESCO Pacific Basin ^ and European Funds, ^ and the Company on behalf of such Funds, ^ unless otherwise indicated, may not:


          (1) issue senior securities as defined in the 1940 Act (except insofar as the Company may be deemed to have issued a senior security by reason of entering into a repurchase agreement, or borrowing money, in accordance with the restrictions described below, and in accordance with the position of the staff of the Securities and Exchange Commission set forth in Investment Company Act Release No. 10666);

          (2) mortgage, pledge or hypothecate portfolio securities or borrow money, except borrowings from banks for temporary or emergency purposes (but not for investment) are permitted in an amount not exceeding 10% of total net assets. A Fund will not purchase additional securities while any borrowings on behalf of that Fund exist;

          (3) buy or sell commodities, commodity contracts, oil, gas or other mineral interests or exploration programs (however, the Fund may purchase securities of companies which invest in the foregoing and may enter into forward contracts for the purchase or sale of foreign currencies);

          (4) purchase the securities of any company if as a result of such purchase more than 10% of total assets would be invested in securities which are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into a repurchase agreement maturing in more than seven days if as a result, such repurchase agreements, together with restricted securities and securities for which there are not readily available market quotations, would constitute more than 10% of total assets;


          (5)  sell short or buy on margin^;


          (6) buy or sell real estate or interests therein (however, securities issued by companies which invest in real estate or interests therein may be purchased and sold);

          (7) invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation, and except that not more than 10% of the INVESCO Pacific Basin Fund's and the INVESCO European Fund's total assets may be invested in shares of closed-end investment companies within the limits of Section 12(d)(1) of the 1940 Act;

          (8) invest in any company for the purpose of exercising control or management;

          (9) engage in the underwriting of any securities, except insofar as the Company may be deemed an "underwriter" under the 1933 Act in disposing of a portfolio security;


          (10) make loans to any person, except through the purchase of debt securities in accordance with the investment policies of the Funds, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into of repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of a Fund's total net assets (taken at current value). No more than 10% of a Fund's total ^ assets may be invested in repurchase agreements maturing in more than seven days;

          (11) purchase securities of any company in which any officer or director of the Company or its investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and in which the officers and directors of the Company and its investment adviser, as a group, own more than 5% of such securities;

          (12) purchase securities (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if the purchase would cause a Fund at the time to have more than 5% of the value of its total assets invested in the securities of any one issuer or to own more than 10% of the outstanding voting securities of any one issuer;

          (13) invest more than 5% of its total assets in an issuer having a record, together with predecessors, of less than three years' continuous operation.

         In addition to the above restrictions, a fundamental policy of the INVESCO Pacific Basin Fund and the INVESCO European Fund is not to invest more than 25% of their respective total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry.

         In applying restriction (1) above, the INVESCO Pacific Basin and European Funds will enter into repurchase agreements only if such agreements are in accordance with all applicable positions of the staff of the Securities and Exchange Commission, including Investment Company Act Release No. 10666.

INVESCO International Growth Fund


         ^ The INVESCO International Growth Fund^ and the Company on behalf of such Fund, ^ unless otherwise indicated, may not:


          (1)  other  than  investments  by the Fund in  obligations  issued  or guaranteed by the U.S. government, its agencies or instrumentalities, invest in the securities of issuers conducting their principal business activities in the same industry (investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a single industry), if immediately after such investment the value of the Fund's investments in such industry would exceed 25% of the value of the Fund's total assets;

          (2) invest in the securities of any one issuer, other than the U.S. government, if immediately after such investment more than 5% of the value of the Fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by the Fund;

          (3) underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the 1933 Act, as amended, in connection with the disposition of the Fund's portfolio securities;

          (4) invest in companies for the purpose of exercising control or management;

          (5) issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes not in excess of 5% of the value of the Fund's total assets at the time the borrowing is made;

          (6) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of the Fund's total assets;


          (7) sell short or buy on margin, exept for the Fund's purchase or sale of options or futures, or writing, purchasing or selling ^ put or ^ call options;



          (8) purchase or sell real estate or interests in real estate. The Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

          (9) purchase or sell commodities or commodity contracts. This restriction shall not prevent the Fund from purchasing or selling options on individual securities, security indexes and currencies or financial futures or options on financial futures, or undertaking forward foreign currency contracts.

          (10) make loans to other persons, provided that the Fund may purchase debt obligations consistent with its investment objectives and policies and may lend limited amounts (not to exceed 10% of its total assets) of its portfolio securities to broker-dealers or other institutional investors;

          (11) purchase securities of other investment companies except (i) in connection with a merger, consolidation, acquisition or reorganization, or (ii) by purchase in the open market of securities of other investment companies involving only customary brokers' commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by the Fund, (ii) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of the Fund would be invested in the securities of such investment companies. The Company may invest from time to time a portion of the Fund's cash in investment companies to which the Adviser serves as investment adviser; provided that no management or distribution fee will be charged by the Adviser with respect to any such assets so invested and provided further that at no time will more than 3% of the Fund's assets be so invested. Should the Fund purchase securities of other investment companies, shareholders may incur additional management and distribution fees;

          (12) invest in securities for which there are legal or contractual restrictions on resale, except that the Fund may invest no more than 2% of the value of the Fund's total assets in such securities, or invest in securities for which there is no readily available market, except that the Fund may invest no more than 5% of the value of the Fund's total assets in such securities.

         In applying  restriction (12) above, the INVESCO  International  Growth
Fund also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 5% of total assets limit.


         The Emerging Markets Fund, and the Company on behalf of such Fund, unless otherwise indicated, may not:


          1. With respect to seventy-five percent (75%) of the Fund's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer;

          2.   Borrow money or issue senior  securities  (as defined in the 1940
               Act), except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Fund's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 33-1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          3. Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

          4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

          5. Lend any security or make any other loan if, as a result, more than 10% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)

          6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

          7. Invest more than 25% of the value of its total assets in any particular industry (other than government securities).

         As a fundamental policy in addition to the above, the Emerging Markets Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         Furthermore, the Company's board of directors has adopted additional investment restrictions for the Emerging Markets Fund. These restrictions are operating policies of the Fund and may be changed by the board of directors without shareholder approval. The additional investment restrictions adopted by the board of directors to date with respect to the Emerging Markets Fund include the following:

          (a) The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts if the aggregate net amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund.

          (b) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

          (c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (d) The Fund does not currently intend to (i) purchase securities of closed-end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or
               (ii) purchase or retain securities issued by other open-end investment companies other than money market funds or funds which are the only practical means, or one of the few practical means, of investing in a particular emerging country. Limitations (i) and (ii) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

          (e) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 10% of the Fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

          (f) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The board of directors, or the Fund's investment adviser acting pursuant to authority delegated by the board of directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

         With respect to investment restriction (4) applicable to the Pacific Basin and European Funds, restriction (12) applicable to the International Growth Fund and restriction (f) applicable to the Emerging Markets Fund, the board of directors has delegated to Fund Management the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and that such securities are not subject to the Funds' limitations on investing in illiquid securities, securities that are not readily marketable or securities which do not have readily available market quotations. Under guidelines established by the board of directors, Fund Management will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). However, Rule 144A Securities are still subject to the Funds' respective limitations on investments in restricted securities (securities for which there are legal or contractual restrictions on resale), unless they are readily marketable outside the United States, in which case they are not deemed to be restricted.

         In applying the industry concentration investment restrictions applicable to the Funds, the Company uses an industry classification system for international securities based on information obtained from Bloomberg L.P., Moody's International and a modified S&P industry code classification schema which uses various sources to classify.

THE FUNDS AND THEIR MANAGEMENT

         The Company. The Company was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company, through the European Fund and Pacific Basin Fund, assumed all of the assets and liabilities of the European Portfolio and Pacific Basin Portfolio, respectively, of Financial Strategic Portfolios, Inc., which was incorporated under the laws of Maryland on August 10, 1983. In addition, on July 1, 1993, the Company, through the International Growth Fund, assumed all of the assets and liabilities of the Financial International Growth Fund, a series of Financial Series Trust, a Massachusetts business trust organized on July 15, 1987. All financial and other information about the Funds for periods prior to July 1, 1993, relates to such former portfolios and series.

         The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ("IFG"), is employed as the Company's investment adviser. IFG was established in 1932 and also serves as an investment adviser to INVESCO Capital

Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

         The Sub-Adviser. IFG, as investment adviser, has contracted with INVESCO Asset Management Limited ("IAML") to provide investment advisory and research services on behalf of the Funds. IAML has the primary responsibility for providing portfolio investment management services to the Funds.

         The Distributor. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI") became the Funds' distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by IFG. Prior to September 30, 1997, IFG served as the Funds' distributor.


         IFG, IAML and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, and to AMVESCAP PLC on May 8, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world with approximately $177.5 billion in assets under management. IFG was established in 1932 and as of ^ October 31, 1997, managed 14 mutual funds, consisting of ^ 45 separate portfolios, on behalf of ^ 851,389 shareholders. AMVESCAP PLC's North American subsidiaries include the following:


         --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia
manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

         --INVESCO Management & Research, Inc. of Boston, Massachusetts, primarily manages pension and endowment accounts.

         --PRIMCO Capital Management, Inc. of Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

         --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate plans, public pension funds as well as endowment and foundation accounts.

         --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

         --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies offering variable annuities and variable life insurance products.

         --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.


         The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, ^ EC2M4YR, England.


         As indicated in the Funds' Prospectuses, IFG and IAML permit investment and other personnel to purchase and sell securities for their own accounts in accordance with compliance policies governing personal investing by directors, officers and employees of IFG, IAML and their North American affiliates. These policies require officers, inside directors, investment and other personnel of IFG, IAML and their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policies. Requests for trading authority will be denied if, among other reasons, the proposed personal transaction would be contrary to the provisions of the applicable policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

         In addition to the pre-clearance requirement described above, the policies subject officers, inside directors, investment and other personnel of IFG, IAML and their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policies. The provisions of these policies are administered by and subject to exceptions authorized by IFG or IAML.


         Investment Advisory Agreement. IFG serves as investment adviser to the Funds pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or IFG at a meeting called for such purpose. The Agreement was approved by shareholders of each Fund of the Company on January 31, 1997, for an initial term expiring February 28, 1999. The Agreement was approved by IFG as sole shareholder of the n

Emerging Markets Fund with respect to that Fund on ^ January 30, 1998, for an initial term expiring on ^ January 30, 2000. Thereafter, the Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance must also be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.


         The Agreement provides that IFG shall manage the investment portfolios of the Funds in conformity with each Fund's investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with IFG). Further, IFG shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of separate agreement between the Company and IFG or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency and registrar services, and services furnished under an Administrative Services Agreement with IFG discussed below. Services provided under the Agreement include but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by IFG's in-house legal and accounting staff (including the prospectuses, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC and other corporate documents of the Funds), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act. Expenses not assumed by IFG are borne by the Funds.

         As full compensation for its advisory services to the Company, IFG receives a monthly fee. The fee is calculated daily at an annual rate of:

          (a) Pacific Basin and European Funds: 0.75% on the first $350 million of each Fund's average net assets; 0.65% on the next $350 million of each Fund's average net assets;

               and 0.55% on each Fund's average net assets in excess of $700 million;

          (b) International Growth Fund: 1.00% on the first $500 million of the Fund's average net assets; 0.75% on the next $500 million of the Fund's average net assets; and 0.65% on the Fund's average net assets in excess of $1 billion.

          (c) Emerging Markets Fund: 1.00% on the first $500 million of the Fund's average net assets; 0.85% on the next $500 million of the Fund's average net assets; and 0.75% on the Fund's average net assets in excess of $1 billion.

         The advisory fee is calculated daily at the applicable annual rate and paid monthly.


         Sub-Advisory Agreement. With respect to the European, Pacific Basin and International Growth Funds, IAML serves as sub-adviser to the Funds pursuant to a sub-advisory agreement dated February 28, 1997 (the "Sub-Agreement") with INVESCO which was approved on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, IFG or IAML, at a meeting called for such purpose. The Sub-Agreement was approved on January 31, 1997, by the shareholders of each of the Funds (except Emerging Markets Fund) for an initial term expiring February 28, 1999. The Sub-Agreement was approved by IFG as sole shareholder of the Emerging Markets Fund with respect to that Fund on ^ January 30, 1998, for an initial term expiring on ^ January 30, 2000. Thereafter, the Sub-Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Each such continuance also must be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.


         The Sub-Agreement provides that IAML, subject to the supervision of IFG, shall manage the investment portfolios of the Funds in conformity with each such Fund's investment policies. These management services would include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the directors of the Company or IFG, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of IAML; (e) determining what portion of each applicable Fund should be invested in the various types of securities authorized for purchase by such Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of each applicable Fund shall be exercised.


         The Sub-Agreement provides that, as compensation for its services, IAML shall receive from IFG, at the end of each month, a fee based upon the average daily value of the applicable Fund's net assets. With respect to the European and Pacific Basin Funds, the fee is calculated at the following annual rates: prior to January 1, 1998, 0.45% on the first $350 million of each Fund's average net assets; 0.40% on the next $350 million of each Fund's average net assets; and 0.35% on each Fund's average net assets in excess of $700 million^ and effective January 1, 1998, ^ 0.25% on the first $350 million; 0.2166% on the next $350 million and 0.1833% on each Fund's net assets in excess of $700 million. With respect to the International Growth Fund, the fee is computed at the following annual rates: prior to January 1, 1998, 0.25% on the first $500 million of the Fund's average net assets; 0.1875% on the next $500 million of the Fund's average net assets; and 0.1625% on the Fund's average net assets in excess of $1 billion^ and effective January 1, 1998, ^ 0.333% on the first $500 million; 0.25% on the next $500 million and 0.2167% on the Fund's average net assets in excess of $1 billion. With respect to the Emerging Markets Fund, the fee is computed at the annual rate of 0.333% on the first $500 million of the Fund's average net assets; 0.28% on the next $500 million of the Fund's average net assets; and 0.25% on the Fund's average net assets in excess of $1 billion. The sub-advisory fees are paid by INVESCO, NOT the Funds.


         Administrative Services Agreement. IFG, either directly or through affiliated companies, also provides certain administrative, sub-accounting and recordkeeping services to the Company pursuant to an Administrative Services Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved on November 6, 1996, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or IFG, at a meeting called for such purpose. The Administrative Agreement is for an initial term of one year. Thereafter, the Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by IFG on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

         The Administrative Agreement provides that IFG shall provide the following services to the Funds: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (B) such sub-accounting, recordkeeping and administrative services and functions, which may be provided by affiliates of IFG, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants of such plans. As full compensation for services provided under the Administrative Agreement, the Company pays a monthly fee to IFG consisting of a base fee of $10,000 per year per Fund, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of each Fund of the Company.

         Transfer Agency Agreement. IFG also performs transfer agent, dividend disbursing agent and registrar services for the Company pursuant to a Transfer Agency Agreement dated February 28, 1997 which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996. The Transfer Agency Agreement was for an initial term expiring February 28, 1998 and has been extended by the board of directors until May 15, 1998. Thereafter, the Transfer Agency Agreement may be continued from year to year as to each Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

         The Transfer Agency Agreement provides that the Company shall pay to INVESCO an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts, or, where applicable, per participant in an omnibus account.

         For the fiscal years ended October 31, 1997, 1996 and 1995, the Funds paid the following advisory fees, administrative services fees and transfer agency fees:

                                  European Fund

Fiscal Year
Ended             Advisory     Administrative        Transfer
October 31             Fee       Services Fee      Agency Fee
----------        --------     --------------      ----------


1997            $2,679,462         $   63,965      $  985,603
1996             1,793,380           45,868 ^         839,761
1995             1,815,386             46,308         869,684


                               Pacific Basin Fund

Fiscal Year
Ended             Advisory     Administrative        Transfer
October 31             Fee       Services Fee      Agency Fee
----------        --------     --------------      ----------


1997              $939,420            $28,788        $677,811
1996             1,396,490           37,930 ^         870,770
1995             1,571,623             41,483         852,343
^

                            International Growth Fund

Fiscal Year
Ended             Advisory     Administrative      Transfer
October 31             Fee       Services Fee      Agency Fee
----------        --------     --------------      ----------


1997              $987,897            $24,818        $377,527
1996               893,966           23,409 ^         383,054
1995               963,765             24,541         361,657
^

                              Emerging Markets Fund


         The Emerging Markets Fund paid IFG no advisory, administrative or transfer agency fees as of the date of this Statement of Additional Information since ^ the Fund did not commence a public offering of its shares until ^ February 12, 1998.


         Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of each of the Funds are carried out and that the Funds' portfolios are properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, IFG, are responsible for the day-to-day administration of the Company and each of the Funds. The investment adviser for the Company has the primary responsibility for making investment decisions on behalf of the Company. These investment decisions are reviewed by the investment committee of IFG.

         All of the  officers  and  directors  of the  Company  hold  comparable positions with INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc. and INVESCO Variable
Investment Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Fund, with the exception of Dan Hesser, also are directors of INVESCO Treasurer's Series Trust. All of the officers of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.


         CHARLES W. BRADY,*+ ^ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof; Chairman of the Board of INVESCO
Treasurer's Series Trust. Address:  1315 Peachtree Street, NE,
Atlanta, Georgia.  Born:  May 11, 1935.


         FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of INVESCO Treasurer's Series Trust. Trustee of INVESCO Global
Health Sciences Fund.  Formerly, Chairman of the Executive
Committee and Chairman of the Board of Security Life of Denver
Insurance Company, Denver, Colorado; Director of ING America Life
Insurance Company, Urbaine Life Insurance Company and Midwestern
United Life Insurance Company.  Address:  Security Life Center,
1290 Broadway, Denver, Colorado. Born: January 12, 1928.

         DAN J. HESSER,+* President, CEO and Director. Chairman of the Board, President, and Chief Executive Officer of INVESCO Funds
Group, Inc. and INVESCO Distributors, Inc.; President and Director of INVESCO Trust Company. President and Chief Operating Officer of INVESCO Global Health Sciences Fund. Born: December 27, 1939.


         VICTOR L. ANDREWS,** Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry of Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT.
Dr. Andrews is also a director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: ^ 34 Seawatch Drive, ^ Savannah, Georgia. Born: June 23, 1930.

         BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation.
Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August
7, 1936.

         LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of
InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

         DANIEL D. CHABRIS,+#  Director.  Financial Consultant;
Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: 19 Kingsbridge Way, Madison,
Connecticut. Born: August 1, 1923.

         WENDY L. GRAMM, Ph.D.,** Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of
Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's
Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm
Insurance Company, State Farm Life Insurance Company, Independent Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.


         HUBERT L. HARRIS, JR.,* Director. Chairman (since 1996) and President (January 1990 to May 1996) of INVESCO Services, Inc.; Chief Executive Officer of INVESCO Individual Services Group. Director of INVESCO Global Health Sciences Fund. Member of the Executive Committee of the Alumni Board of Trustees of Georgia Institute of Technology. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: July 15, 1943.


         KENNETH T. KING,# Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona.
Born:  November 16, 1925.

         JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia Corp. and Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.

         LARRY SOLL, Ph.D.,** Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since its incorporation in 1982. Director of ISI Pharmaceuticals, Inc. Trustee of INVESCO Global Health
Sciences Fund.  Address: 345 Poorman Road, Boulder, Colorado.
Born: April 26, 1942.

         GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel and Secretary of INVESCO Funds Group, Inc. and
INVESCO Trust Company (since 1989) and of INVESCO Distributors,
Inc. (since 1997); Vice President (May 1989 to April 1995).
Formerly, employee of a U.S. regulatory agency, Washington, D.C.
(June 1973 through May 1989).  Born: September 25, 1947.

         RONALD L. GROOMS, Treasurer.  Senior Vice President and
Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company
(since 1988) and of INVESCO Distributors, Inc. (since 1997).  Born:
October 1, 1946.


         WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. (since 1995) and of INVESCO Distributors, Inc. (since 1997) and Trust Officer of INVESCO Trust Company since July 1995 and formerly (August 1992 to July 1995) Vice President of INVESCO Funds Group, Inc. and ^ Trust Officer of INVESCO Trust Company. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992 and Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.


         ALAN I. WATSON, Assistant Secretary.  Vice President of
INVESCO Funds Group, Inc. (since 1984) and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

         JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. (since 1984) and of INVESCO Distributors, Inc.
(since 1997) and Trust Officer of INVESCO Trust Company.  Born:
February 3, 1948.

         #Member of the audit committee of the Company.

         +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

         *These directors are "interested persons" of the Company as defined in the Investment Company Act of 1940.

         **Member of the management liaison committee of the Company.


         As of ^ February 6, 1998, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares and 1% of each Fund's outstanding shares.


Director Compensation


         The following table sets forth, for the fiscal year ended October 31, ^ 1997: the compensation paid by the Company to its eligible independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by ^ IDI (including the Company), INVESCO Advisor Funds, Inc.^, INVESCO Treasurer's Series Trust and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1996. As of December 31, ^ 1996, there were ^ 49 funds in the INVESCO Complex. Dr. Soll became an independent director of the Company effective May 15, 1997 ^. Dr. Gramm became an independent director of the Company effective July 29, 1997^.



                                                              Total
                                                              Compensa-
                                   Benefits     Estimated     tion From
                       Aggregate   Accrued As   Annual        INVESCO
                       Compensa-   Part of      Benefits      Complex
Name of Person,        tion From   Company      Upon          Paid To
Position               Company (1) Expenses (2) Retirement(3) Directors (1)
---------------        ----------- ------------ ------------- -------------

Fred A.Deering, ...   $ ^ 4,650    $  1,028     $  1,001      $ 98,850
Vice Chairman of

  the Board


Victor L. Andrews .    ^ 4,627          972        1,159       84,350

Bob R. Baker ......    ^ 4,713          868        1,553       84,850

Lawrence H. Budner     ^ 4,528          972        1,159       80,350

Daniel D. Chabris .      4,611        1,109          824       84,850









A. D. Frazier, Jr. (4)   1,007            0            0       81,500

Wendy Gramm .......      1,019            0            0            0

Kenneth T. King ...      4,209        1,068          908       71,350

John W. McIntyre ..      4,423            0            0       90,350

Larry Soll ........      1,983            0            0       17,500
                      --------     --------     --------     --------

Total .............   $ 35,770     $  6,017     $  6,604     $693,950

% of Net Assets ...    0.0079% (5)  0.0013% (5)               0.0045% (6)


         (1)The  vice  chairman  of  the  board,  the  chairmen  of  the  audit, management liaison and compensation committees, and the members of the executive
and  valuation   committees  each  receive  compensation  for  serving  in  such capacities in addition to the compensation paid to all independent directors.

         (2)Represents  benefits  accrued  with  respect  to the Defined Benefit
Deferred Compensation Plan discussed below and not compensation deferred at the election of the directors.


         (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors.
This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre and Drs. Gramm and Soll, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred
Compensation Plan.

         ^(4)Effective February 28, 1997, Mr. Frazier resigned as a director of the Company. Effective November 1, 1996 Mr. Frazier was employed by INVESCO PLC
(the predecessor to AMVESCAP PLC), a company affiliated with ^ IFG and did not receive any ^ director's fees or other compensation from the Company or other funds in the INVESCO Complex for his ^ services as a director after that date.

         ^(5)Total as a percentage of the Company's net assets as of October 31, ^ 1997. The Emerging Markets Fund did not incur directors fees as of the date of this Statement of Additional Information.








         ^ (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, ^ 1996.


         Messrs. Brady, Harris and Hesser, as "interested persons" of the Company and other funds in the INVESCO Complex, receive compensation as officers or employees of IFG or its affiliated companies and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.

         The boards of directors/trustees of the mutual funds managed by IFG and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred
Compensation  Plan for the  non-interested  directors and trustees of the funds.
Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a
"qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 40% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer
(the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to the director or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO and Treasurer's Series Trust funds in a manner determined to be fair and equitable by the committee. The Company is not making any payments to directors under the plan as of the date of this Statement of Additional
Information. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

         The Company has an audit committee that is comprised of five of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Funds, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.


         The Company also has a management liaison committee which meets quarterly with various management personnel of ^ IFG in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.


HOW SHARES CAN BE PURCHASED

         The shares of each Fund are sold on a continuous basis at the net asset value per share next calculated  after receipt of a purchase order in good form.
The net asset  value for each Fund is  computed  once each day that the New York
Stock  Exchange is open as of the close of regular  trading on that Exchange but may also be computed at other  times.  See "How Shares Are  Valued." IDI acts as the Funds'  distributor  under a  distribution  agreement with the Company under which it receives no compensation and bears all expenses, including the costs of
printing  and  distribution  of  prospectuses   incident  to  direct  sales  and
distribution of each of the Fund's shares on a no-load basis.


         Distribution  Plan. As discussed in the  Prospectuses,  the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under  the 1940 Act . ^ The Plan was  approved  on May 16,  1997,  at a  meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested  persons" of the Company
nor  have  any  financial   interest  in  the  operation  of  the  Plan  ("12b-1
directors").  The  Plan  was  approved  by  shareholders  of  the  European  and
International  Growth Funds on October 28, 1997, ^  shareholders  of the Pacific
Basin Fund on December 1, 1997 and by IFG on behalf of the Emerging Markets Fund on ^ January 30, 1998, for initial terms expiring October 28, 1998,  December 1,
1998^, and ^ January 30, 1999, respectively.

         The Plan provides that each Fund may make monthly payments to IDI of amounts computed at the following annual rates: with respect to the European and International Growth Funds, no greater than 0.25% of new sales of shares, exchanges into each Fund and reinvestments of dividends and other distributions added after November 1, 1997. With respect to the Pacific Basin Fund, no greater than 0.25% of the Fund's new sales of shares, exchanges into the Fund and reinvestment of dividends and other distributions added after December 1, 1997 and with respect to the Emerging Markets Fund, no greater than 0.25% of the Fund's average net assets to permit IDI, at its discretion, to engage in certain activities and provide certain services in connection with the distribution of each Fund's shares to investors. ^ Payments by a Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services  provided by IDI during the rolling 12-month period in which that month falls,  although this period is extended to 24 months for  obligations  incurred during the first 24 months of a Fund's operations. As noted in the Prospectuses, one type of expenditure  permitted by the Plan is the payment of compensation to securities companies and other financial  institutions and organizations,  which
may   include   IDI-affiliated   companies,   in   order   to   obtain   various
distribution-related  and/or administrative services for the Funds. Each Fund is authorized  by the Plan to use its assets to finance the payments made to obtain those services.  Payments will be made by IDI to broker-dealers  who sell shares of the Funds and may be made to banks,  savings and loan  associations and other depository  institutions.  Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these  limitations  would affect the ability of such banks to enter into arrangements  with IDI, but can give no assurance in this regard.  However, to the extent it is determined otherwise in the future,  arrangements with banks might have to be modified or  terminated,  and, in that case, the size of one or more of the Funds  possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Fund.  Neither the Company nor its investment  adviser  will  give any  preference  to  banks  or other  depository institutions which enter into such arrangements when selecting investments to be made by each Fund.


         The Plan was not implemented until November 1, 1997 with respect to the European and International Growth Funds, December 1, 1997 with respect to the
Pacific  Basin Fund and ^ February 2, 1998 with respect to the Emerging  Markets
Fund.


         The nature  and scope of  services  which are  provided  by  securities dealers  and other  organizations  may vary by dealer but  include,  among other
things,   processing  new  stockholder  account   applications,   preparing  and
transmitting to the Company's Transfer Agent  computer-processable tapes of each
Fund's  transactions by customers,  serving as the primary source of information to customers in answering questions concerning each Fund, and assisting in other customer transactions with each Fund.

         The Plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan also can be terminated at any time with respect to any Fund, without penalty, if a majority of the 12b-1 directors, or shareholders of such Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of the shares of any Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Funds, the investment climate for any particular Fund, general market conditions, and the volume of sales and redemptions of Fund shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Fund's shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the 12b-1 directors. Under the agreement implementing the Plan, IDI or the Funds, the latter by vote of a majority of the 12b-1 directors or of the holders of a majority of any Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by any Fund under the Plan in the event of its termination as to that Fund.

         To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the Act, it shall remain in effect as such, so as to authorize the use of each Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, each Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which event the Funds may continue to make payments, pursuant to the Plan, to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the 12b-1 directors, by a vote cast in person at a meeting called for such purpose.

         Information regarding the services rendered under the Plan and the amounts paid therefor by each Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan at the level of compensation provided therein.


         The only members of the board of directors or officers of the Fund who are interested persons, as that term is defined in Section 2(a)(19) of the Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed under "The
Funds and Their Management -- Officers and Directors of the Company" who are also officers either of IFG or companies affiliated with IFG. The benefits which the Company believes will be reasonably likely to flow to the Funds and their respective shareholders under the Plan include the following:







          (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

          (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes;

          (3) The positive effect which increased Fund assets will have on its revenues could allow IFG and its affiliated companies:

               (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Fund's shareholder services (in both systems and personnel),

               (b) To increase the number and type of mutual funds available to investors from IFG and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

               (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

          (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g.
               exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED

         As described  in the section of each Fund's  prospectus  entitled  "How
Shares Can Be Purchased," the net asset value of shares of each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares of that Fund. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including
New Year's Day,  Martin  Luther King,  Jr. Day,  Presidents'  Day,  Good Friday,
Memorial Day, Independence Day, Labor Day,  Thanksgiving and Christmas.  The net






asset value per share of each Fund is calculated by dividing the value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of that Fund.

         Securities traded on national securities exchanges, the NASDAQ National
Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Fund's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

         The value of securities held by each Fund, and other assets used in computing net asset value, generally is determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Funds' net asset values. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

FUND PERFORMANCE


         As  discussed  in  the  section  of  each  Fund's  Prospectus  entitled
"Performance  Data," all of the Funds advertise their total return  performance.
Average annual total return performance for each Fund for the indicated periods ended October 31, ^ 1997, was as follows:






                                           10 Years/
                                             Life of
Fund                     1 Year     5 Years     Fund
--------------------   --------     -------  -------
European               ^ 18.07%      16.07%   11.41%
Pacific Basin          ^-26.65%       2.06%    2.80%
International Growth (1)^ 2.65%       9.70%    5.38%
Emerging Markets (2)        N/A         N/A      N/A

-------------------

         (1) 109 months (9.08 yrs.)

         (2) The Emerging Markets Fund did not operate during these time periods.

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1 + T) exponent n = ERV

where:            P = initial payment of $1000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of initial payment

         The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period and Fund indicated.

         From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

         American Association of Individual Investors' Journal
         Banxquote
         Barron's
         Business Week






         CDA Investment Technologies
         CNBC
         CNN
         Consumer Digest
         Financial Times
         Financial World
         Forbes
         Fortune
         Ibbotson Associates, Inc.
         Institutional Investor
         Investment Company Data, Inc.
         Investor's Business Daily
         Kiplinger's Personal Finance
         Lipper Analytical Services, Inc.'s Mutual Fund Performance
           Analysis
         Money
         Morningstar
         Mutual Fund Forecaster
         No-Load Analyst
         No-Load Fund X
         Personal Investor
         Smart Money
         The New York Times
         The No-Load Fund Investor
         U.S. News and World Report
         United Mutual Fund Selector
         USA Today
         Wall Street Journal
         Wiesenberger Investment Companies Services
         Working Woman
         Worth

SERVICES PROVIDED BY THE FUNDS

         Periodic Withdrawal Plan. As described in the section of each Fund's prospectus entitled "Services Provided By the Funds," each Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares.
Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in that Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

         The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.






         Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to IFG. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

         Exchange Policy. As discussed in the section of each Fund's Prospectus entitled "Services Provided by the Funds," the Funds offer shareholders the ability to exchange shares of the Funds for shares of certain other mutual funds advised by IFG. Exchange requests may be made either by telephone or by written request to IFG, using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250 if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS

         As  described  in  the  section  of  each  Fund's  prospectus  entitled
"Services Provided by the Funds," shares of the Funds may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from IFG will be provided with prototype documents and other supporting information regarding the type of plan requested.
Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES


         Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of each Fund's prospectus entitled "How to Redeem Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by a particular Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a particular Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission ("SEC") by order so permits.

         It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period.
Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


         The ^ Funds intend to continue to conduct ^ their business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal
Revenue  Code of 1986,  as amended  (the  "Code").  The INVESCO  European  Fund,
INVESCO Pacific Basin Fund and INVESCO International Growth Fund so qualified for the taxable year ended October 31, ^ 1997, and ^ intend to continue to qualify during their current taxable year. The INVESCO Emerging Markets Fund commenced operation on February 12, 1998 and intends to qualify during its current taxable year. As a result, because the ^ Funds intend to distribute all of ^ their income and recognized gains, it is anticipated that the ^ Funds will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

         Dividends paid by the ^ Funds from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the ^ Funds send shareholders information regarding the amount and character of dividends paid in the year.

         Distributions by the ^ Funds of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless how long a shareholder has held shares of the Fund. The Taxpayer Relief Act of 1997 (the "Tax Act"), enacted in August 1997, changed the taxation of long-term capital gains by applying different capital gains rates depending on the taxpayer's holding period and marginal rate of federal income tax. Long-term gains realized on the sale of securities held for more than one year but not for more than 18 months are taxable at a rate of 28%. This category of long-term gains is often referred to as "mid-term" gains but is technically termed "28% rate gains". Long-term gains realized on the sale of securities held for more than 18 months are taxable at a rate of 20%.^ At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of the Tax Act on distributions by the Fund of net capital gain.

         All  dividends and other  distributions  are regarded as taxable to the investor,  regardless whether such dividends and distributions are reinvested in additional  shares of the ^ Funds or another fund in the INVESCO group.  The net
asset  value  of  Fund  shares  reflects  accrued  net  investment   income  and
undistributed  realized  capital and foreign currency gains;  therefore,  when a distribution  is made,  the net  asset  value is  reduced  by the  amount of the distribution.  If the net  asset  value  of Fund  shares  were  reduced  below a shareholder's  cost as a result of a distribution,  such  distribution  would be taxable to the shareholder  although a portion would be, in effect,  a return of invested capital.  However, the net asset value per share will be reduced by the amount of the  distribution,  which would reduce any gain (or increase any loss)
for tax purposes on any subsequent redemption of shares by the shareholder.

         IFG may provide  Fund  shareholders  with  information  concerning  the average  cost  basis of their  shares  in order to help them  prepare  their tax returns.  This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several  methods to determine  the cost basis of mutual fund shares.  The
cost  basis   information   provided   by  IFG  will  be   computed   using  the
single-category  average  cost  method,  although  neither  IFG  nor the ^ Funds recommend any  particular  method of determining  cost basis.  Other methods may result in different tax  consequences.  If a shareholder  has reported  gains or losses with respect to shares of ^ a Fund in past years,  the  shareholder  must continue to use the cost basis  method  previously  used unless the  shareholder applies to the IRS for permission to change the method.


         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


         ^ Each Fund will be subject to a non-deductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of ^ its ordinary income for that year and net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by ^ each Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S.








possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not ^ impose taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld will be treated as an expense of the Fund.

         ^ Each Fund may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, ^ a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that income is distributed to its shareholders.

         ^ A  Fund  may  elect  to  "mark-to-market"  its  stock  in  any  PFIC.
Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted tax basis therein as of the end of that year. Once the election has been made, the Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by the Fund for prior taxable years. ^ A Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

         Gains or losses (1) from the  disposition  of foreign  currencies,  (2)
from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations  in the value of the foreign  currency  between the date of acquisition of each security and the date of  disposition,  and (3) that are  attributable  to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other  liabilities  denominated  in a  foreign  currency  and the  time the Fund actually  collects the  receivables or pays the  liabilities,  generally will be treated  as  ordinary  income or loss.  These  gains or losses may  increase  or decrease  the  amount  of ^ a Fund's  investment  company  taxable  income to be distributed to its shareholders.


         Shareholders  should consult their own tax advisers  regarding specific
questions  as  to  federal,   state  and  local  taxes.   Dividends   and  other
distributions  generally  will be subject to  applicable  state and local taxes.






Qualification as a regulated investment company under the Code for federal income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES


         Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for any of the Funds. Brokerage costs to each Fund are commensurate with the rate of portfolio activity. During the fiscal years ended October 31, 1997, 1996^ and 1995 ^, the European Fund's portfolio turnover rates were 90%,
91%^ and 96% ^, respectively; the Pacific Basin Fund's portfolio turnover rates were 86%, 70%^ and 56% ^, respectively; and the International Growth Fund's portfolio turnover rates were 57%, 64%^ and 62% ^, respectively. The Emerging
Markets Fund did not operate during these time periods.


         In  computing  the  portfolio   turnover  rate,  all  investments  with
maturities or expiration  dates at the time of  acquisition  of one year or less are  excluded.  Subject to this  exclusion,  the turnover  rate is calculated by dividing (A) the lesser of purchases  or sales of portfolio  securities  for the fiscal  year by (B) the  monthly  average of the value of  portfolio  securities owned by the Fund during the fiscal year.


         Placement of Portfolio Brokerage.  Either IFG or IAML, as the Company's
investment  adviser or  sub-adviser,  places orders for the purchase and sale of securities with brokers and dealers based upon their evaluation of the financial responsibility  of the brokers and  dealers,  and  considering  the brokers' and dealers'  ability to effect  transactions  at the best  available  prices.  Fund
Management evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions  obtained on portfolio  transactions of each
Fund, viewed in terms of the size of transactions,  prevailing market conditions in the security  purchased or sold, and general economic and market  conditions.
In seeking to ensure that ^ any  commissions  or discounts  charged the Fund are consistent  with  prevailing and reasonable  commissions,  Fund  Management also endeavors to monitor brokerage industry practices with regard to the commissions
charged  by  broker-dealers  on  transactions   effected  for  other  comparable
institutional  investors.  While Fund Management  seeks  reasonably  competitive rates,  the Funds do not  necessarily  pay the lowest  commission  ^,  spread or discount available.


         Consistent with the standard of seeking to obtain the best execution on portfolio transactions, Fund Management may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to Fund Management in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by






Fund Management in servicing all of their respective accounts and not all such services may be used by Fund Management in connection with the Funds.

         In recognition of the value of the above-described brokerage and research services provided by certain brokers, Fund Management, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Funds on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

         Portfolio transactions may be effected through qualified broker-dealers that recommend the Funds to their clients or who act as agent in the purchase of any of the Funds' shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Company's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

         Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Fund through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program
Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the Company's directors have authorized the Funds to apply dollars generated from the Fund's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum
Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Company's directors have authorized the Funds to pay transfer agency fees to IFG based on the number of investors who have beneficial interests in the NTF
Program Sponsor's omnibus accounts in that Fund. IFG, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Company have authorized the Funds to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. IFG itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized IFG to place a portion of the Funds' brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if IFG reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Funds may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Funds, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between IFG or IDI and the NTF Program Sponsor. Thus, the Funds pay sub-transfer agency or recordkeeping fees to the NTF Program
Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Funds' credits. In the event that the transfer agency fee paid by the Funds to IFG with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Funds exceeds the Services Fee applicable to that Fund, after application of credits, IFG may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Funds. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by IFG prior to each fiscal year-end of the Company. The Company's board of directors has also authorized the Funds to pay to IDI the full Rule 12b-1 fees contemplated by the Plan to compensate IDI for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Funds contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.


         The aggregate  dollar  amounts of brokerage  commissions  paid by the ^
Company  for the  fiscal  years  ended  October  31, ^ 1997,  1996 and 1995 were
$2,845,570,  $2,717,105 and $105,752, respectively. The aggregate dollar amounts of  brokerage  commissions  paid by the  INVESCO  European,  Pacific  Basin  and
International Growth Funds for the fiscal years ended October 31, 1997, 1996 and
1995, were  $1,477,524,  $1,070,781 and $51,678,  respectively,  for the INVESCO
European Fund ^;  $1,007,320,  $1,284,787^ and $18,451 ^  respectively,  for the
INVESCO  Pacific Basin Fund; and $360,726,  $361,537 and $35,623 for the INVESCO
International Growth Fund. For the fiscal year ended October 31, ^ 1997, brokers
providing   research   services  received  ^  $0  in  commissions  on  portfolio
transactions effected for the ^ Company on aggregate portfolio transactions of ^
$0. The  Company  paid $0 in  compensation  to brokers for the sale of shares of these  Funds  during the fiscal  year ended  October  31, ^ 1997.  The  Emerging
Markets Fund did not incur any brokerage commissions during these time periods.


         The increased brokerage commissions paid by the Funds in fiscal 1996 versus the prior fiscal years were primarily the result of the increased volume of purchases and sales of Fund shares by investors, which resulted in higher levels of purchases and sales of portfolio securities and corresponding increases in the amounts of brokerage commissions.







         At October 31, ^ 1997, each of the Funds held securities of its regular brokers or dealers, or their parents, as follows:


                                                                        Value of
                                                                      Securities
Fund                  Broker or Dealer                             at ^ 10/31/97
----                  ----------------                             -------------
Pacific Basin         ^ State Street Bank and Trust                   $5,661,000
Fund

European Fund                                                               $0 ^

International         State Street Bank and Trust                      ^ 289,000
Growth Fund            North America


Emerging Markets      N/A                                                    N/A
Fund(1)


(1) The Emerging Markets Fund was not operating at this time ^.


         Neither IFG nor IAML receives any brokerage commissions on portfolio transactions effected on behalf of any of the Funds, and there is no affiliation between IFG, IAML or any person affiliated with IFG, IAML or the Funds and any broker or dealer that executes transactions for the Funds.

ADDITIONAL INFORMATION


         Common Stock. The Company has 500,000,000 authorized shares of common stock with a par value of $0.01 per share. As of October 31, ^ 1997, the following shares were outstanding: INVESCO European Fund, 18,729,780, INVESCO
International Growth Fund, 5,149,447 and INVESCO Pacific Basin Fund,  6,565,265.
Of the Company's authorized shares, 100,000,000 shares have been allocated to each of the Company's four Funds. The board of directors has the authority to designate additional classes of Common Stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.


         Shares of each class represent the interests of the shareholders of such class in a particular portfolio of investments of the Company. Each class of the Company's shares is preferred over all other classes in respect of the assets specifically allocated to that class, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that class. The assets of each class are segregated on the books of account and are charged with the liabilities of that class and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and these items are allocated among classes in a manner deemed by the board of directors to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each class. In the unlikely event that a liability allocable to one class exceeds the assets belonging to the class, all or a portion of such liability may have to be borne by the holders of shares of the Company's other classes.


         All shares, regardless of class, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all classes of the Company. When not all ^ series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the ^ Fund affected by the matter may be entitled to vote.
Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, or until death, resignation or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

         Principal Shareholders. As of ^ January 30, 1998, the following entities held more than 5% of the Funds' outstanding equity securities.








                                         Amount and Nature              Percent
Name and Address                         of Ownership                   of Class
----------------                         -----------------              --------

Pacific Basin Fund
------------------

Charles Schwab & Co., Inc.                ^ 2,708,079.6340                37.25%
Special Custody Acct. for
the Exclusive Benefit of
Customers
Attn: Mutual Funds

101 Montgomery St.
San Francisco, CA 94104

European Fund
-------------

Charles Schwab & Co., Inc.                ^ 7,712,807.8470                33.49%
Special Custody Acct. for
the Exclusive Benefit of
Customers
Attn: Mutual Funds

101 Montgomery St.
San Francisco, CA 94104


National Financial Services Corp.           1,177,226.4810                 5.11%
The Exclusive Benefit of Customers
One World Financial Center
200 Liberty Street, 5th Floor
Attn: Kate - Recon
New York, NY 10281-1003


International Growth Fund
-------------------------

^ The 401(k) Retirement &                     157,407.2260                 5.10%
Savings Plan for Employees
of Fairfield, Inc.
Attn: Terri Winstead - Benefits
US 52 South P.O. Box 7940
Lafayette, IN 47903

Charles Schwab & Co., Inc.                  ^ 537,836.5580                17.41%
Special Custody Acct. for
the Exclusive Benefit of
Customers
Attn: Mutual Funds

101 Montgomery St.
San Francisco, CA 94104

Emerging Markets Fund
---------------------

^ The Emerging Markets Fund was not operating at this time period.




         Independent Accountants. Price Waterhouse LLP,  950 Seventeenth Street,
Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

         Custodian.  State Street Bank and Trust Company,  P.O. Box 351, Boston,
Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Company to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

         Transfer Agent. The Company is provided with transfer agent, registrar and dividend disbursing agent services by IFG, 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of each of the Funds, and the maintenance of records regarding the ownership of such shares.

         Reports to Shareholders.  The Company's fiscal year ends on October 31.
The  Fund  distributes  reports  at  least  semiannually  to  its  shareholders.
Financial  statements   regarding  the  Company,   audited  by  the  independent
accountants, are sent to shareholders annually.

         Legal Counsel. The firm of Kirkpatrick  &  Lockhart  LLP,   Washington,
D.C.,  is legal  counsel  for the  Company.  The firm of Moye,  Giles,  O'Keefe,
Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Funds.


         Financial Statements. The Company's audited financial statements and the notes thereto for the fiscal year ended October 31, ^ 1997 and the report of Price Waterhouse LLP with respect to such financial statements are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended October 31, ^ 1997.


         Prospectuses. The Company will furnish, without charge, a copy of the prospectus for each of its Funds, upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.


         Registration Statement. This Statement of Additional Information and the ^ Prospectuses do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete
Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.







APPENDIX A

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

Options on Securities

         An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost.
The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option.
Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing
Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

         An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

         Reasons for the potential  absence of a liquid  secondary  market on an exchange include the following:  (i) there may be insufficient  trading interest in certain options;  (ii)  restrictions may be imposed by an exchange on opening transactions or closing  transactions or both; (iii) trading halts,  suspensions or other  restrictions  may be imposed  with  respect to  particular  classes or
series  of  options  or  underlying  securities:   (iv)  unusual  or  unforeseen
circumstances may interrupt normal operations on an exchange; (v) the facilities of an  exchange  or a clearing  corporation  may not at all times be adequate to handle current trading volume or (vi) one or more exchanges  could, for economic or other reasons,  decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary  market on that exchange (or in the class or series of options)  would cease to exist,  although  outstanding  options on that exchange  which had been issued by a clearing  corporation  as a result of trades on that exchange  would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated  trading activity or other unforeseen  events might not,  at a  particular  time,  render  certain of the  facilities  of any of the clearing  corporations  inadequate and thereby  result in the  institution by an exchange of special  procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S.  exchanges,  believes that its  facilities  are adequate to handle the  volume of  reasonably  anticipated  options  transactions,  and such exchanges  have  advised  such  clearing  corporation  that they  believe  their facilities will also be adequate to handle reasonably anticipated volume.

         In addition, options on securities may be traded over-the-counter through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.
With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary
U.S. Government securities dealers recognized by the Federal Reserve Bank of New
York.

Futures Contracts

         A Futures Contract is a bilateral  agreement providing for the purchase and sale of a  specified  type and amount of a financial  instrument  or foreign currency,  or for the making and  acceptance of a cash  settlement,  at a stated
time in the future, for a fixed price. By its terms, a Futures Contract provides for a  specified  settlement  date on  which,  in the  case of the  majority  of
interest  rate  and  foreign  currency  futures  contracts,   the  fixed  income
securities or currency  underlying  the contract are delivered by the seller and paid for by the  purchaser,  or on  which,  in the case of stock  index  futures contracts and certain interest rate and foreign currency futures contracts,  the difference  between the price at which the  contract  was  entered  into and the contract's  closing  value is settled  between the purchaser and seller in cash.
Futures  Contracts  differ from options in that they are  bilateral  agreements, with both the  purchaser  and the  seller  equally  obligated  to  complete  the transaction.  In addition,  Futures  Contracts call for  settlement  only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a Futures Contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable, a process known as "marking to market."

         A Futures Contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.





         Interest  rate futures  contracts  currently are traded on a variety of fixed income  securities,  including  long-term U.S.  Treasury  Bonds,  Treasury
Notes,   Government   National  Mortgage   Association   modified   pass-through
mortgage-backed  securities,  U.S.  Treasury Bills, bank certificates of deposit and  commercial  paper.  In addition,  interest rate futures  contracts  include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar,  Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

Options on Futures Contracts

         An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price to a stated expiration date.
Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a Futures Contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.






APPENDIX B

BOND RATINGS

         The following is a description of Moody's and S&P's bond ratings:

Moody's Corporate Bond Ratings

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds rated Aa are judged to be of high quality by all  standards.
Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

         A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.





S&P Corporate Bond Ratings

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds  rated AA also  qualify as  high-quality  debt  obligations.
Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

         BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.






                                            PART C.  OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

                  (a)      Financial Statements:
                                                                         Page in
                                                                      Prospectus
                                                                      ----------
                  (1)      Financial statements and schedules
                           included in Prospectuses (Part A):


                           Financial Highlights for each of the ten        8
                           years in the period  ended  October 31,
                           1997 with  respect to the INVESCO Pacific
                           Basin Fund and the INVESCO European
                           Fund.

                           Financial Highlights for the four years        37
                           ended October 31,  1997,  for the  period
                           from  January 1, 1993 to October 31,
                           1993,  for each of the four years in the
                           period  ended  December  31,  1992 and for
                           the period ended  December  31, 1988 with
                           respect to the INVESCO International
                           Fund. ^

                                                                      Page in
                                                                      Statement
                                                                      of Addi-
                                                                      tional In-
                                                                      formation
                                                                      ----------

                  (2)      The following audited financial
                           statements of the INVESCO European Fund, the INVESCO Pacific Basin Fund and the
                           INVESCO International Growth Fund and
                           the notes thereto for the fiscal year
                           ended October 31, ^ 1997, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated in the Statement of
                           Additional Information by reference from the Company's Annual Report to
                           Shareholders for the fiscal year ended
                           October 31, ^ 1997: Statement of
                           Investment Securities as of October 31,
                           ^ 1997; Statement of Assets and
                           Liabilities as of October 31, ^ 1997;
                           Statement of Operations for the year
                           ended October 31, ^ 1997; Statement of
                           Changes in Net Assets for each of the
                           two years in the period ended October
                           31, ^ 1997; Financial Highlights for the
                           INVESCO European Fund and INVESCO







                           Pacific  Basin Fund for the five years
                           ended  October 31, ^ 1997, and for the
                           INVESCO  International Growth Fund for
                           the ^ four years  ended  October 31, ^
                           1997, the ^ ten-month fiscal period
                           ended October 31, 1993, ^ the year  ended
                           December  31,  1992,  and the year
                           ended December 31, 1982.


                  (3)      Financial  statements and schedules
                           included in Part C:


                           None: Schedules have been omitted as all information has been presented in the financial statements.


                  (b)      Exhibits:

                  (1)      Articles of Incorporation
                           (Charter)--dated April 2, 1993.(2)


                           (a) ^ Articles Supplementary dated ^
                           November 14, 1997.(3)

                  (2)      Bylaws, as amended July 21, ^ 1993.(3)


                  (3)      Not applicable.

                  (4)      Not required to be filed on EDGAR.

                  (5)      (a) Investment Advisory
                           Agreement--between Registrant and
                           INVESCO Funds Group, Inc. dated February
                           28, 1997. (2)


                               (i) ^ Amendment to Advisory
                                   Agreement dated ^ January 30, 1998.


                           (b) Sub-Advisory Agreement between
                           INVESCO Funds Group, Inc. and INVESCO
                           Asset Management Limited with respect to European, Pacific Basin and
                           International Growth Funds dated
                           February 28, 1997.(2)


                           (c) ^ Sub-Advisory Agreement dated ^
                           January 30, 1998 between  INVESCO Funds
                           Group,  Inc. and INVESCO Asset Management
                           Limited with respect to Emerging  Markets
                           Fund.


                  (6)      (a) Distribution Agreement Between
                           Registrant and INVESCO Funds Group, Inc.
                           dated February 28, 1997.(2)






                           (b) Distribution Agreement Between
                           Registrant and INVESCO Distributors,
                           Inc. dated September 30, ^ 1997.(3)


                  (7)      Defined Benefit Deferred Compensation
                           Plan for Non-Interested Directors and ^
                           Trustees.(3)

                  (8)      Custody Agreement Between Registrant and
                           State Street Bank and Trust Company
                           dated July 1, ^ 1993.(3)


                           (a) Amendment to Custody Agreement dated
                           October 25, 1995.(1)


                           (b) Data Access Services ^ Addendum.(3)

                           (c) ^  Additional  Fund Letter  dated ^
                           November  13, 1997.


                  (9)      (a) Transfer Agency Agreement Between
                           Registrant and INVESCO Funds Group, Inc.
                           dated February 28, 1997.(2)

                           (b) Administrative Services Agreement
                           Between Registrant and INVESCO Funds
                           Group, Inc. dated February 28, 1997.(2)


                  (10) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable, dated May
                           21, ^ 1993.(3)


                  (11)     Consent of Independent Accountants.

                  (12)     Not applicable.

                  (13)     Not applicable.

                  (14)     Copies of model  plans used in the
                           establishment  of retirement plans as
                           follows:


                           (a) Non-standardized Profit Sharing
                           Plan;

                           (b) Non-standardized Money Purchase
                           Pension Plan;

                           (c) Standardized Profit Sharing Plan
                           Adoption Agreement;







                           (d) Standardized Money Purchase Pension
                           Plan;

                           (e) Non-standardized 401(k) Plan
                           Adoption Agreement;

                           (f) Standardized 401(k) Paired Profit
                           Sharing Plan;

                           (g) Standardized Simplified Profit
                           Sharing Plan;

                           ^(h) Defined Contribution Master Plan &
                           Trust Agreement; ^

                  (15)     (a) Plan and Agreement of Distribution dated November
                           1, 1997 adopted pursuant to Rule 12b-1 under the Investment Company Act of ^ 1940. (3)

                  (16)     (a) Schedule for computation of
                           performance data for the European ^
                           Fund.(3)

                           (b) Schedule for computation of
                           performance dated for the Pacific Basin
                           ^ Fund.(3)

                           (c) Schedule for computation of
                           performance data for the International
                           Growth ^ Fund.(3)

                  (17)     (a)  Financial  Data  Schedule  for the period  ended
                           October 31, ^ 1997 for INVESCO European Fund.

                           (b)  Financial  Data  Schedule  for the period  ended
                           October 31, ^ 1997 for INVESCO Pacific Basin Fund.

                           (c)  Financial  Data  Schedule  for the period  ended
                           October 31, ^ 1997 for INVESCO  International  Growth
                           Fund.


                  (18)     Not applicable.
----------------

(1) Previously filed on EDGAR with Post-Effective Amendment No. 3 to
Registrant's Registration Statement on Form N-1A on December 22,
1995, and herein incorporated by reference.

(2) Previously filed on EDGAR with Post-Effective Amendment No. 4 to
Registrant's Registration Statement on Form N-1A on February 25,
1997, and herein incorporated by reference.






(3)Previously filed on EDGAR with Post-Effective Amendment No. 5 to
Registrant's Registration Statement on Form N-1A on November 17,
1997, and herein incorporated by reference.


Item 25.          Persons Controlled by or Under Common Control with
                  Registrant

                      No person is presently controlled by or under common control with Registrant.

Item 26.          Number of Holders of Securities

                                                                       Number of
                                                                  Record Holders
                  Title of Class                                January 31, 1998
                  --------------                                ----------------
                  INVESCO European Fund                                 ^ 21,809
                  Common stock

                  INVESCO Pacific Basin Fund                            ^ 10,355
                  Common stock

                  INVESCO International Growth Fund                      ^ 7,618
                  Common Stock


Item 27.          Indemnification

                  Indemnification   provisions   for  officers,   directors  and
employees of Registrant are set forth in Article VII,  Section 2 of the Articles of  Incorporation  and are hereby  incorporated by reference.  See Item 24(b)(1)
above.  Under this Article,  officers and directors  will be  indemnified to the fullest extent permitted to directors by the Maryland  General  Corporation Law, subject only to such  limitations as may be required by the  Investment  Company
Act of 1940, as amended, and the rules thereunder.  Under the Investment Company
Act of 1940, Fund directors and officers cannot be protected  against  liability to the  Company or its  shareholders  to which they would be subject  because of willful  misfeasance,  bad faith,  gross negligence or reckless disregard of the duties of their office. The Company also intends to maintain liability insurance policies covering its directors and officers.







Item 28.          Business and Other Connections of Investment Adviser


                  See "The Funds and Their  Management" in the Funds' respective
^ Prospectuses  and in the Statement of Additional  Information  for information
regarding  the  business  of  the  investment   adviser  and  sub-adviser.   For
information  as  to  the  business,  profession,  vocation  or  employment  of a substantial nature of each of the officers and directors of INVESCO Funds Group,
Inc.,  reference  is made to the  Schedule  Ds to the Form ADV  filed  under the
Investment  Advisers Act of 1940 by INVESCO Funds Group,  Inc.,  which schedules are herein incorporated by reference.


Item 29.          Principal Underwriters
                  (a)      INVESCO Capital Appreciation Funds, Inc.
                           INVESCO Diversified Funds, Inc.
                           INVESCO Emerging Opportunity Funds, Inc.
                           INVESCO Growth Fund, Inc.
                           INVESCO Income Funds, Inc.
                           INVESCO Industrial Income Fund, Inc.
                           INVESCO Money Market Funds, Inc.
                           INVESCO Multiple Asset Funds, Inc.
                           INVESCO Specialty Funds, Inc.
                           INVESCO Strategic Portfolios, Inc.
                           INVESCO Tax-Free Income Funds, Inc.
                           INVESCO Value Trust
                           INVESCO Variable Investment Funds, Inc.






                  (b)
                              Positions and                        Positions and
Name and Principal            Offices with                         Offices with
Business Address              Underwriter                          Registrant
------------------            -------------                        -------------
William J. Galvin, Jr.        Senior Vice                          Assistant
7800 E. Union Avenue          President                            Secretary
Denver, CO  80237

Ronald L. Grooms              Senior Vice                          Treasurer,
7800 E. Union Avenue          President &                          Chief Fin'l
Denver, CO  80237             Treasurer                            Officer, and
                                                                   Chief Acctg.
                                                                   Off.

Hubert L. Harris, Jr.         Director
1315 Peachtree Street, N.E.
Atlanta, GA 30309

Dan J. Hesser                 Chairman of                          President,
7800 E. Union Avenue          the Board,                           CEO & Dir.
Denver, CO  80237             President ,
                              Chief Executive
                              Officer, &
                              Director

Gregory E. Hyde               Vice President
7800 E. Union Avenue
Denver, CO 80237

Charles P. Mayer              Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne                 Senior Vice                          Secretary
7800 E. Union Avenue          President,
Denver, CO  80237             Secretary &
                              General Counsel

Judy P. Wiese                 Vice President                       Asst. Treas.
7800 E. Union Avenue
Denver, CO  80237







                  (c)      Not applicable.

Item 30.          Location of Accounts and Records

                  Dan J. Hesser
                  7800 E. Union Avenue
                  Denver, CO  80237

Item 31.          Management Services
                  Not applicable.

Item 32.          Undertakings


                  The  Registrant   shall  furnish  each  person  to  whom  a  ^
Prospectus is delivered with a copy of the Registrant's  latest annual report to shareholders, upon request and without charge.

                  The Registrant hereby undertakes that the board of directors will call a special shareholders meeting for the purpose of voting on the question of removal of a director or directors of the Company if requested to do so in writing by the holders of at least 10% of the outstanding shares of the Company, and to assist the shareholders in communicating with other shareholders as required by the Investment Company Act of 1940. ^








         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the ^24th day of ^ February, 1998.


Attest:                                         INVESCO International Funds, Inc.

/s/ Glen A. Payne                               /s/ Dan J. Hesser
-------------------------                       --------------------------------
Glen A. Payne, Secretary                        Dan J. Hesser, President


         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this ^24th day of ^
February, 1998.


/s/ Dan J. Hesser                               /s/ Lawrence H. Budner
-------------------------                       --------------------------------
Dan J. Hesser, President &                      Lawrence H. Budner, Director
Director (Chief Executive Officer)

/s/ Ronald L. Grooms                            /s/ Daniel D. Chabris
-------------------------                       --------------------------------
Ronald L. Grooms, Treasurer                     Daniel D. Chabris, Director
(Chief Financial and Accounting
Officer)

/s/ Victor L. Andrews                           /s/ Fred A. Deering
-------------------------                       --------------------------------
Victor L. Andrews, Director                     Fred A. Deering, Director

/s/ Bob R. Baker                                /s/ Larry Soll
-------------------------                       --------------------------------
Bob R. Baker, Director                          Larry Soll, Director

/s/ Hubert L. Harris, Jr.                       /s/ Kenneth T. King
-------------------------                       --------------------------------
Hubert L. Harris, Jr., Director                 Kenneth T. King, Director

/s/ Charles W. Brady                            /s/ John W. McIntyre
-------------------------                       --------------------------------
Charles W. Brady, Director                      John W. McIntyre, Director

/s/ Wendy L. Gramm
-------------------------
Wendy L. Gramm, Director

By* /s/ Glen A. Payne                           By*
    ---------------------                           ----------------------------
    Glen A. Payne                                   Edward F. O'Keefe
    Attorney in Fact                                Attorney in Fact


* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration
Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on June 29, 1993, February 24, 1994, February 17, 1995, ^ December 22, 1995, and
November 17, 1997.






                                  Exhibit Index

                                                          Page in
Exhibit Number                                            Registration Statement
--------------                                            ----------------------

         ^ 5(a)(i)                                                 161
         5(c)                                                      162
         8(c)                                                      170
         11                                                        171
         14(a)                                                     172
         14(b)                                                     210
         14(c)                                                     246
         14(d)                                                     279
         14(e)                                                     309
         14(f)                                                     363
         14(g)                                                     406
         14(h)                                                     415
         17(a)                                                     518
         17(b)                                                     519
         17(c)                                                     520

^



